UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-06367

                             Gabelli Equity Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Income Fund

Annual Report — September 30, 2018

To Our Shareholders,

For the year ended September 30, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli Equity Income Fund increased 6.8% compared with an increase of 17.9% for the Standard & Poor’s (S&P) 500 Index. Other classes of shares are available. See page 3 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2018.

Performance Discussion (Unaudited)

Our stock selection process is based on the investment principles of Graham and Dodd, the first investors to articulate the fundamentals of value investing. Their work provided the framework for value investing, and we contributed to this framework with the discipline of Private Market Value with a CatalystTM. This proprietary research and valuation method identifies companies whose shares are selling at a discount to intrinsic value, with an identifiable path to realizing, or surfacing, that private market value. We define private market value as the price an informed acquirer would pay for an entire enterprise. The catalyst comprises identifiable events or circumstances that might reasonably result in the narrowing of the difference between the public market price of the stock and our estimate of the private market value. This realization of value can take place gradually or suddenly, with company specific changes such as management changes or restructurings, sale of assets or of the business as a whole, or industry changes such as changes in regulation or changes in competition.

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities. Income producing equity securities include, for example, common stock, preferred stock, and convertible securities.

During the fourth calendar quarter of 2017, the Federal Reserve raised rates for the fifth time since 2014, pushing the Federal Reserve Funds rate to a range of 1.25% to 1.50%. U.S. companies also continued to increase their dividends, leading to a 1.9% dividend yield on the S&P 500. At the time, the 10 year U.S. Treasury was yielding 2.5%. All eleven sectors of the S&P 500 were up, resulting in over a 6% total return for the quarter.

The stock market took a slight downturn in the first calendar quarter of 2018. Volatility was also back, with 23 daily moves of at least 1% between January and March. The S&P 500, as a whole, was down about 1% on a total return basis, while the Information Technology and Consumer Discretionary sectors rose 3.5% and 3.1%, respectively. By the end of the quarter, 26% of the S&P 500 stocks had dividend yields greater than the 10 year U.S. Treasury.

In the second calendar quarter of 2018, the stock market returned to its upward trajectory. The S&P 500 saw a 3.4% increase in total returns, with the Energy and Discretionary sectors leading the surge. U.S. companies continued to increase their dividends and the dividend payout ratio reached 39%.

By the end of the third calendar quarter of 2018, the Fund’s final fiscal quarter, the unemployment rate fell to a multidecade low of just under 4%. In addition, the dividend payout ratio of the S&P 500 rose to 40%.

By the end of September, the dividend yield on the S&P 500 was approximately 2%, less than the 10 year U.S. Treasury, which yielded slightly more than 3%.

Among our better performing stocks for the fiscal year were Swedish Match AB (3.4% of net assets as of September 30, 2018), MasterCard Inc. (1.8%), and Macy’s Inc. (0.9%). Swedish Match is dedicated to the improvement of public health by offering smokeless alternatives to cigarettes. Its two largest product segments reported record sales and operating profits in the second quarter. In the third quarter of 2018, MasterCard acquired Oltio to help accelerate the adoption of digital payments in the Middle East and Africa. MasterCard also teamed up with IBM to form Truata, which provides a secure approach to anonymizing data and analytics. Macy’s, the multichannel retail organization, which was one of the Fund’s detractors at this time last year, saw increased customer satisfaction scores and a sales trend improvement in the second half of the year. These three positions, combined, contributed almost 2.4% to the Fund’s performance.

Some of our weaker performers were General Electric Co. (0.1%), Dish Network Corp. (0.5%), and Fortune Brands Home & Security (0.8%). About a year ago, General Electric stock hit a 52 week high, but since then has seen its price per share cut nearly in half. In late September, the company needed to idle several electric power units in Texas because of blade issues. Dish Network continues to try to remain competitive in the pay TV industry but online video streaming providers have given consumers a cheaper source of TV programming. Fortune Brands Home & Security, which provides products and services to help create more secure homes, faced pressures from inflation in the second quarter of 2018 and took pricing actions to offset these pressures.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2018 (a)(b) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(01/02/92)
Class AAA (GABEX)	6.77%	7.60%	9.03%	8.59%	9.87%
S&P 500 Index	17.91	13.95	11.97	9.65	9.74(c)
Nasdaq Composite Index	25.16	17.34	15.12	11.11	10.62(c)
Lipper Equity Income Fund Average	10.44	10.28	9.73	8.44	8.59
Class A (GCAEX)	6.76	7.61	9.03	8.58	9.87
With sales charge (d)	0.62	6.34	8.39	8.15	9.62
Class C (GCCEX)	6.02	6.81	8.23	7.80	9.42
With contingent deferred sales charge (e)	5.02	6.81	8.23	7.80	9.42
Class I (GCIEX)	7.07	7.88	9.32	8.79	9.99

In the current prospectuses dated January 26, 2018, the expense ratios for Class AAA, A, C, and I Shares are 1.39%, 1.39%, 2.14%, and 1.14%, respectively. See page 13 for the expense ratios for the year ended September 30, 2018. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Nasdaq Composite Index is an unmanaged indicator of stock market performance. The Lipper Equity Income Fund Average includes the 30 largest equity funds in this category tracked by Lipper, Inc. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends September 30.
(c)	S&P 500 Index and Nasdaq Composite Index since inception performance figures are as of December 31, 1991.
(d)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI EQUITY INCOME FUND CLASS AAA SHARES AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Gabelli Equity Income Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2018 through September 30, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2018.

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Equity Income Fund
Actual Fund Return
Class AAA	$1,000.00	$1,048.40	1.39%	$ 7.14
Class A	$1,000.00	$1,048.60	1.39%	$ 7.14
Class C	$1,000.00	$1,044.90	2.14%	$10.97
Class I	$1,000.00	$1,049.90	1.14%	$ 5.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.39%	$ 7.03
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81
Class I	$1,000.00	$1,019.35	1.14%	$ 5.77

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2018:

The Gabelli Equity Income Fund

Financial Services	18.6%
Food and Beverage	17.1%
Health Care	9.2%
Consumer Products	6.0%
Retail	6.0%
Diversified Industrial	5.2%
Energy and Utilities: Oil	3.8%
Telecommunications	3.5%
Business Services	2.9%
Automotive: Parts and Accessories	2.7%
Aerospace	2.5%
Broadcasting	2.4%
Equipment and Supplies	2.4%
Energy and Utilities: Natural Gas	1.7%
Entertainment	1.7%
Computer Software and Services	1.6%
Building and Construction	1.4%
Machinery	1.4%
Energy and Utilities: Services	1.4%
Environmental Services	1.2%
Electronics	1.2%
Computer Hardware	1.2%
Specialty Chemicals	1.0%

Transportation	1.0%
Wireless Communications	0.8%
Energy and Utilities: Integrated	0.8%
Paper and Forest Products	0.8%
Automotive	0.7%
Cable and Satellite	0.7%
Closed-End Funds	0.7%
Metals and Mining	0.6%
Hotels and Gaming	0.5%
Energy and Utilities: Electric	0.5%
Agriculture	0.4%
Aviation: Parts and Services	0.4%
Energy and Utilities: Water	0.2%
Communications Equipment	0.2%
Consumer Services	0.1%
Industrials	0.1%
Publishing	0.0%*
Real Estate	0.0%*
Other Assets and Liabilities (Net)	(4.6)%

100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Income Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 103.8%
	Aerospace — 2.5%
60,000	Aerojet Rocketdyne Holdings Inc.†	$327,628	$2,039,400
2,000	Lockheed Martin Corp.	47,350	691,920
10,000	Raytheon Co.	279,200	2,066,600
63,000	Rockwell Automation Inc.	2,158,643	11,813,760
2,000	Rockwell Collins Inc.	15,844	280,940
890,000	Rolls-Royce Holdings plc	6,098,080	11,454,159

		8,926,745	28,346,779

	Agriculture — 0.4%
90,000	Archer-Daniels-Midland Co.	2,386,667	4,524,300
12,000	The Mosaic Co.	186,246	389,760

		2,572,913	4,914,060

	Automotive — 0.7%
165,000	Navistar International Corp.†	3,082,911	6,352,500
30,000	PACCAR Inc.	1,348,822	2,045,700

		4,431,733	8,398,200

	Automotive: Parts and Accessories — 2.7%
148,000	Dana Inc.	2,298,117	2,763,160
273,500	Genuine Parts Co.	11,223,718	27,185,900
1,200	O’Reilly Automotive Inc.†	30,096	416,784
15,000	Tenneco Inc., Cl. A	224,084	632,100

		13,776,015	30,997,944

	Aviation: Parts and Services — 0.4%
29,000	United Technologies Corp.	1,453,950	4,054,490

	Broadcasting — 2.4%
347,000	CBS Corp., Cl. A, Voting	8,241,275	20,143,350
65,575	Liberty Global plc, Cl. A†	1,481,226	1,897,085
145,000	Liberty Global plc, Cl. C†	3,207,403	4,083,200
36,000	MSG Networks Inc., Cl. A†	134,967	928,800

		13,064,871	27,052,435

	Building and Construction — 1.4%
164,000	Fortune Brands Home & Security Inc.	1,550,317	8,587,040
45,800	Herc Holdings Inc.†	1,447,522	2,344,960
160,000	Johnson Controls International plc	3,072,396	5,600,000

		6,070,235	16,532,000

	Business Services — 2.9%
34,000	Automatic Data Processing Inc.	1,283,193	5,122,440
91,000	Mastercard Inc., Cl. A	756,367	20,257,510
2,400	MSC Industrial Direct Co. Inc., Cl. A	165,490	211,464
40,000	Pentair plc	833,620	1,734,000
28,000	S&P Global Inc.	1,157,119	5,470,920

Shares		Cost	Market Value
4,000	Vectrus Inc.†	$61,245	$124,760

		4,257,034	32,921,094

	Cable and Satellite — 0.7%
10,000	AMC Networks Inc., Cl. A†	389,742	663,400
165,000	DISH Network Corp., Cl. A†	3,263,481	5,900,400
16,000	EchoStar Corp., Cl. A†	478,840	741,920
6,000	Liberty Latin America Ltd., Cl. A†	142,271	125,040
13,692	Liberty Latin America Ltd., Cl. C†	340,172	282,466

		4,614,506	7,713,226

	Communications Equipment — 0.2%
62,000	Corning Inc.	711,274	2,188,600

	Computer Hardware — 1.2%
19,600	Apple Inc.	1,435,511	4,424,504
59,000	International Business Machines Corp.	4,645,089	8,921,390

		6,080,600	13,345,894

	Computer Software and Services — 1.6%
6,000	CDK Global Inc.	92,961	375,360
78,000	Fidelity National Information Services Inc.	1,222,191	8,507,460
235,000	Hewlett Packard Enterprise Co.	1,557,961	3,832,850
50,000	Microsoft Corp.	1,397,000	5,718,500
14,000	NetScout Systems Inc.†	212,306	353,500

		4,482,419	18,787,670

	Consumer Products — 6.0%
44,000	Altria Group Inc.	517,039	2,653,640
65,000	Edgewell Personal Care Co.†	2,380,155	3,004,950
28,000	Energizer Holdings Inc.	249,555	1,642,200
27,000	Essity AB, Cl. A	436,838	683,552
2,000	National Presto Industries Inc.	60,046	259,300
48,000	Philip Morris International Inc.	1,469,196	3,913,920
72,000	Reckitt Benckiser Group plc	2,200,603	6,584,187
760,000	Swedish Match AB	9,359,361	38,909,017
84,000	The Procter & Gamble Co.	4,645,252	6,991,320
75,000	Unilever NV	1,480,452	4,166,250

		22,798,497	68,808,336

	Consumer Services — 0.1%
3,500	Allegion plc	50,080	316,995
20,000	Rollins Inc.	44,741	1,213,800

		94,821	1,530,795

	Diversified Industrial — 5.2%
80,000	Crane Co.	2,475,345	7,868,000
75,000	Eaton Corp. plc	3,182,951	6,504,750
85,000	General Electric Co.	1,260,245	959,650
105,000	Honeywell International Inc.	2,882,900	17,472,000
50,000	ITT Inc.	1,004,526	3,063,000

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Diversified Industrial (Continued)
50,000	Jardine Matheson Holdings Ltd.	$2,372,853	$3,137,500
178,000	Jardine Strategic Holdings Ltd.	4,191,229	6,461,400
38,000	nVent Electric plc	365,955	1,032,080
120,000	Textron Inc.	763,372	8,576,400
330,000	Toray Industries Inc.	2,245,226	2,478,921
37,000	Trinity Industries Inc.	622,753	1,355,680

		21,367,355	58,909,381

	Electronics — 1.2%
35,000	Sony Corp.	897,245	2,145,837
82,000	Sony Corp., ADR	1,940,881	4,973,300
60,000	TE Connectivity Ltd.	1,996,558	5,275,800
10,000	Texas Instruments Inc.	147,000	1,072,900

		4,981,684	13,467,837

	Energy and Utilities: Electric — 0.5%
6,000	American Electric Power Co. Inc.	208,020	425,280
6,000	Avangrid Inc.	117,823	287,580
45,000	El Paso Electric Co.	351,450	2,574,000
45,000	Korea Electric Power Corp., ADR	574,378	592,650
200,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(a)	0	0
105,000	The AES Corp.	472,508	1,470,000

		1,724,179	5,349,510

	Energy and Utilities: Integrated — 0.8%
168,000	Energy Transfer Equity LP	686,024	2,928,240
29,000	Eni SpA	304,221	548,222
12,000	Eversource Energy	179,686	737,280
6,500	Iberdrola SA, ADR	98,020	190,905
62,000	OGE Energy Corp.	827,187	2,251,840
59,000	PNM Resources Inc.	607,016	2,327,550

		2,702,154	8,984,037

	Energy and Utilities: Natural Gas — 1.7%
1,200	Atmos Energy Corp.	31,565	112,692
200,000	National Fuel Gas Co.	8,744,249	11,212,000
14,000	ONE Gas Inc.	58,650	1,151,920
91,000	ONEOK Inc.	824,571	6,168,890
12,000	Southwest Gas Holdings Inc.	246,965	948,360

		9,906,000	19,593,862

	Energy and Utilities: Oil — 3.8%
122,000	Anadarko Petroleum Corp.	5,613,886	8,224,020
100,000	Chevron Corp.	3,963,114	12,228,000
15,000	ConocoPhillips	274,713	1,161,000
39,000	Devon Energy Corp.	1,150,715	1,557,660
30,000	Exxon Mobil Corp.	581,525	2,550,600

Shares		Cost	Market Value
90,000	Hess Corp.	$4,403,532	$6,442,200
21,000	Marathon Petroleum Corp.	287,339	1,679,370
40,000	Occidental Petroleum Corp.	1,405,864	3,286,800
75,000	Royal Dutch Shell plc, Cl. A, ADR	3,233,532	5,110,500
17,000	TOTAL SA, ADR	282,789	1,094,630

		21,197,009	43,334,780

	Energy and Utilities: Services — 1.4%
340,000	Halliburton Co.	9,983,669	13,780,200
58,000	Oceaneering International Inc.†	932,586	1,600,800
10,000	Schlumberger Ltd.	206,840	609,200

		11,123,095	15,990,200

	Energy and Utilities: Water — 0.2%
15,000	Aqua America Inc.	110,561	553,500
80,000	Severn Trent plc	2,133,400	1,928,000

		2,243,961	2,481,500

	Entertainment — 1.7%
50,000	Grupo Televisa SAB, ADR	882,863	887,000
12,000	The Madison Square Garden Co, Cl. A†	347,057	3,783,840
100,000	Twenty-First Century Fox Inc., Cl. B	3,138,600	4,582,000
262,594	Viacom Inc., Cl. A	10,170,295	9,597,811

		14,538,815	18,850,651

	Environmental Services — 1.2%
50,000	Republic Services Inc.	1,684,307	3,633,000
110,000	Waste Management Inc.	3,534,459	9,939,600

		5,218,766	13,572,600

	Equipment and Supplies — 2.4%
26,000	A.O. Smith Corp.	82,949	1,387,620
16,346	Danaher Corp.	476,946	1,776,156
179,000	Flowserve Corp.	2,258,602	9,789,510
60,000	Graco Inc.	1,006,940	2,780,400
11,000	Ingersoll-Rand plc	222,627	1,125,300
22,000	Minerals Technologies Inc.	757,033	1,487,200
174,000	Mueller Industries Inc.	3,372,546	5,042,520
16,000	Parker-Hannifin Corp.	835,168	2,942,880
15,000	Tenaris SA, ADR	306,100	502,800

		9,318,911	26,834,386

	Financial Services — 18.6%
6,300	Alleghany Corp.	969,808	4,110,939
36,000	AllianceBernstein Holding LP	411,878	1,096,200
84,000	American Express Co.(b)	1,935,086	8,945,160
40,000	American International Group Inc.	913,344	2,129,600
21,500	Argo Group International Holdings Ltd.	423,776	1,355,575

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
5,195	Banco Santander Chile, ADR	$29,250	$166,136
9,318	Banco Santander SA, ADR	33,629	46,590
335,000	Bank of America Corp.	3,395,384	9,869,100
13,056	BNP Paribas SA	580,935	799,013
237,000	Citigroup Inc.	8,390,496	17,002,380
37,000	Eaton Vance Corp.	1,048,071	1,944,720
36,000	Federated Investors Inc., Cl. B	774,786	868,320
34,000	Fidelity Southern Corp.	281,974	842,520
45,000	H&R Block Inc.	635,535	1,158,750
50,000	Interactive Brokers Group Inc., Cl. A	752,861	2,765,500
15,000	Jefferies Financial Group Inc.	263,160	329,400
29,000	JPMorgan Chase & Co.	577,436	3,272,360
68,000	Julius Baer Group Ltd.	2,230,242	3,402,772
11,000	Kemper Corp.	270,057	884,950
80,000	Kinnevik AB, Cl. A	1,537,659	2,461,912
120,000	Legg Mason Inc.	2,067,628	3,747,600
100,000	Loews Corp.	3,791,680	5,023,000
100,000	M&T Bank Corp.	6,727,972	16,454,000
185,000	Marsh & McLennan Companies Inc.	5,493,165	15,303,200
167,000	Morgan Stanley	3,587,826	7,777,190
158,000	Navient Corp.	1,269,318	2,129,840
46,000	Och-Ziff Capital Management Group LLC, Cl. A	163,954	68,080
38,000	Oritani Financial Corp.	380,000	590,900
10,000	Popular Inc.	178,910	512,500
220,000	SLM Corp.†	1,041,264	2,453,000
141,000	State Street Corp.	6,432,755	11,812,980
275,000	Sterling Bancorp	2,964,139	6,050,000
12,000	SunTrust Banks Inc.	251,737	801,480
8,000	T. Rowe Price Group Inc.	148,674	873,440
97,000	TD Ameritrade Holding Corp.	1,641,355	5,124,510
644,500	The Bank of New York Mellon Corp.	17,088,078	32,863,055
3,000	The Dun & Bradstreet Corp.	105,969	427,530
18,500	The Goldman Sachs Group Inc.	2,239,746	4,148,440
88,000	The Hartford Financial Services Group Inc.	2,771,302	4,396,480
103,000	The PNC Financial Services Group Inc.	5,437,483	14,027,570
12,000	The Travelers Companies Inc.	477,578	1,556,520
16,000	W. R. Berkley Corp.	571,533	1,278,880
55,000	Waddell & Reed Financial Inc., Cl. A	923,298	1,164,900
200,000	Wells Fargo & Co.	5,832,980	10,512,000

		97,043,711	212,548,992

	Food and Beverage — 17.1%
2,000	Ajinomoto Co. Inc.	32,542	34,334

Shares		Cost	Market Value
1,000	Anheuser-Busch InBev SA/NV	$15,876	$87,334
348,000	Brown-Forman Corp., Cl. A	5,247,982	17,678,400
9,000	Brown-Forman Corp., Cl. B	166,811	454,950
153,000	Campbell Soup Co.	4,803,448	5,604,390
80,000	Coca-Cola Amatil Ltd., ADR	246,845	565,200
20,000	Coca-Cola European Partners plc	450,000	909,400
13,500	Coca-Cola Femsa SAB de CV, ADR	496,715	826,740
7,700	Constellation Brands Inc., Cl. A	95,506	1,660,274
86,000	Danone SA	4,110,386	6,660,010
850,000	Davide Campari-Milano SpA	2,887,177	7,238,851
89,000	Diageo plc, ADR	4,940,989	12,608,630
112,000	Fomento Economico Mexicano SAB de CV, ADR	2,694,962	11,084,640
200,000	General Mills Inc.	5,128,763	8,584,000
2,300,000	Grupo Bimbo SAB de CV, Cl. A	1,843,615	4,893,983
135,000	Heineken NV	6,166,415	12,658,454
17,000	Heineken NV, ADR	430,190	796,790
180,000	ITO EN Ltd.	3,454,318	7,984,510
35,500	Kellogg Co.	1,826,705	2,485,710
40,000	Keurig Dr Pepper Inc.	0	926,800
2,000	McCormick & Co. Inc., Cl. V	137,120	263,000
23,000	McCormick & Co. Inc., Non-Voting	1,089,997	3,030,250
540,000	Mondelēz International Inc., Cl. A	9,833,073	23,198,400
110,000	Nestlé SA	2,792,755	9,170,776
95,000	Nissin Foods Holdings Co. Ltd.	3,080,973	6,530,100
2,925,000	Parmalat SpA	7,967,285	9,644,835
90,000	PepsiCo Inc.	5,821,566	10,062,000
45,000	Pernod Ricard SA	3,674,041	7,382,531
59,000	Remy Cointreau SA	3,673,430	7,685,913
36,000	Sapporo Holdings Ltd.	810,532	748,072
63,000	The Coca-Cola Co.	1,328,582	2,909,970
1,000	The Hershey Co.	36,300	102,000
65,000	The Kraft Heinz Co.	1,817,290	3,582,150
60,000	Tootsie Roll Industries Inc.	1,100,655	1,755,000
2,000	Tyson Foods Inc., Cl. A	15,981	119,060
60,000	Yakult Honsha Co. Ltd.	1,497,414	4,916,388

		89,716,239	194,843,845

	Health Care — 9.2%
10,000	Abbott Laboratories	227,205	733,600
8,000	AbbVie Inc.	198,766	756,640
26,000	Aetna Inc.	908,594	5,274,100
4,000	Allergan plc	576,000	761,920
78,000	Baxter International Inc.	1,729,585	6,013,020
7,500	Bio-Rad Laboratories Inc., Cl. A†	737,315	2,347,425
295,000	Bristol-Myers Squibb Co.	7,126,861	18,313,600
63,000	Eli Lilly & Co.	2,167,644	6,760,530

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
1,000	Express Scripts Holding Co.†	$31,358	$95,010
13,000	GlaxoSmithKline plc, ADR	574,785	522,210
40,000	Henry Schein Inc.†	501,982	3,401,200
50,000	Johnson & Johnson	2,923,692	6,908,500
201,500	Merck & Co. Inc.	5,408,245	14,294,410
124,000	Novartis AG, ADR	6,860,215	10,683,840
236,000	Pfizer Inc.	3,999,784	10,400,520
45,000	Roche Holding AG, ADR	826,666	1,357,200
12,000	Roche Holding AG, Genusschein	1,738,692	2,907,072
74,000	William Demant Holding A/S†	716,237	2,781,236
45,000	Wright Medical Group NV†	926,550	1,305,900
44,000	Zimmer Biomet Holdings Inc.	2,524,067	5,784,680
40,000	Zoetis Inc.	1,183,576	3,662,400

		41,887,819	105,065,013

	Hotels and Gaming — 0.5%
7,500	Las Vegas Sands Corp.	18,435	444,975
75,000	MGM Resorts International	763,041	2,093,250
37,200	Ryman Hospitality Properties Inc., REIT	1,428,244	3,205,524
3,000	Wynn Resorts Ltd.	114,952	381,180

		2,324,672	6,124,929

	Industrials — 0.1%
46,000	Arconic Inc.	825,877	1,012,460

	Machinery — 1.4%
6,000	Caterpillar Inc.	35,181	914,940
79,500	Deere & Co.	3,236,125	11,951,235
44,000	Xylem Inc.	1,093,271	3,514,280

		4,364,577	16,380,455

	Metals and Mining — 0.6%
200,000	Freeport-McMoRan Inc.	2,171,089	2,784,000
150,000	Newmont Mining Corp.	3,559,052	4,530,000

		5,730,141	7,314,000

	Paper and Forest Products — 0.8%
11,000	International Paper Co.	343,320	540,650
25,000	Svenska Cellulosa AB, Cl. A	101,961	284,673
250,000	Weyerhaeuser Co., REIT	4,164,771	8,067,500

		4,610,052	8,892,823

	Publishing — 0.0%
3,000	Value Line Inc.	41,976	74,700

	Real Estate — 0.0%
9,000	Griffin Industrial Realty Inc.	219,808	351,000

	Retail — 6.0%
16,000	Compagnie Financiere Richemont SA	540,728	1,304,259
49,000	Copart Inc.†	431,941	2,524,970

Shares		Cost	Market Value
40,000	Costco Wholesale Corp.	$1,948,335	$9,395,200
189,000	CVS Health Corp.	6,363,108	14,878,080
98,000	Ingles Markets Inc., Cl. A	1,743,398	3,356,500
150,000	J.C. Penney Co. Inc.†	464,955	249,000
285,000	Macy’s Inc.	3,405,252	9,898,050
90,000	Seven & i Holdings Co. Ltd.	2,692,986	4,008,097
67,000	The Home Depot Inc.	1,863,953	13,879,050
16,000	Tractor Supply Co.	126,146	1,454,080
92,000	Walgreens Boots Alliance Inc.	2,767,680	6,706,800
2,000	Walmart Inc.	86,680	187,820
10,000	Weis Markets Inc.	300,480	434,000

		22,735,642	68,275,906

	Specialty Chemicals — 1.0%
10,500	Albemarle Corp.	107,534	1,047,690
3,000	Ashland Global Holdings Inc.	67,390	251,580
70,000	Ferro Corp.†	123,575	1,625,400
8,000	FMC Corp.	186,076	697,440
46,000	H.B. Fuller Co.	950,216	2,376,820
26,000	International Flavors & Fragrances Inc.	1,175,161	3,617,120
2,400	NewMarket Corp.	9,263	973,224
1,000	Quaker Chemical Corp.	10,797	202,210
19,000	The Chemours Co.	198,828	749,360

		2,828,840	11,540,844

	Telecommunications — 3.4%
2,000	AT&T Inc.	47,800	67,160
230,000	BCE Inc.	4,359,102	9,319,600
28,000	BT Group plc, ADR	399,105	413,560
220,000	Deutsche Telekom AG, ADR	3,030,053	3,525,500
3,000	Harris Corp.	232,207	507,630
33,000	Loral Space & Communications Inc.†	1,317,447	1,498,200
16,000	Orange SA, ADR	206,327	254,240
13,000	Proximus SA	318,676	310,627
24,500	Telefonica SA, ADR	80,420	192,570
235,000	Telephone & Data Systems Inc.	6,471,545	7,151,050
24,000	TELUS Corp., New York	536,827	884,160
23,000	TELUS Corp., Toronto	176,604	847,776
270,000	Verizon Communications Inc.	9,035,717	14,415,300

		26,211,830	39,387,373

	Transportation — 1.0%
133,000	GATX Corp.	4,297,903	11,516,470

	Wireless Communications — 0.8%
6,000	Millicom International Cellular SA	291,776	343,020
35,000	Millicom International Cellular SA, SDR	2,279,555	2,010,431
212,000	NTT DoCoMo Inc.	3,074,435	5,700,229
20,000	Turkcell Iletisim Hizmetleri A/S, ADR	91,562	96,400

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Wireless Communications (Continued)
29,000	United States Cellular Corp.†	$1,112,866	$1,298,620
3,000	Vodafone Group plc, ADR	70,658	65,100

		6,920,852	9,513,800

	TOTAL COMMON STOCKS	507,417,481	1,185,802,877

	CLOSED-END FUNDS — 0.7%
110,000	Altaba Inc.†	1,776,364	7,493,200

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
20,000	Cincinnati Bell Inc., 6.750%, Ser. B	404,371	980,200

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Retail — 0.0%
105	Sears Holdings Corp., expire 12/15/19†	$522	$2

	TOTAL INVESTMENTS — 104.6%	$509,598,738	1,194,276,279

	Other Assets and Liabilities (Net) — (4.6)%		(52,480,744)

	NET ASSETS — 100.0%		$1,141,795,535

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Securities, or a portion thereof, with a value of $2,662,250 were deposited with Pershing LLC.
†	Non-income producing security.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Assets and Liabilities

September 30, 2018

Assets:
Investments, at value (cost $509,598,738)	$1,194,276,279
Cash	6,215
Receivable for investments sold	5,353,880
Receivable for Fund shares sold	2,526,746
Dividends receivable	3,014,478
Prepaid expenses	37,644

Total Assets	1,205,215,242

Liabilities:
Foreign currency, at value (cost $20,372)	20,122
Payable for Fund shares redeemed	2,372,569
Payable for investment advisory fees	979,749
Payable for distribution fees	284,133
Payable for accounting fees	3,750
Line of credit payable	59,429,000
Other accrued expenses	330,384

Total Liabilities	63,419,707

Net Assets (applicable to 61,366,689 shares outstanding)	$1,141,795,535

Net Assets Consist of:
Paid-in capital	$465,281,176
Total distributable earnings(a)	676,514,359

Net Assets	$1,141,795,535

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($521,484,785 ÷ 27,313,399 shares outstanding; 150,000,000 shares authorized)	$19.09

Class A:
Net Asset Value and redemption price per share ($86,331,726 ÷ 4,550,439 shares outstanding; 50,000,000 shares authorized)	$18.97

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$20.13

Class C:
Net Asset Value and offering price per share ($176,166,775 ÷ 11,724,249 shares outstanding; 50,000,000 shares authorized)	$15.03	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($357,812,249 ÷ 17,778,602 shares outstanding; 50,000,000 shares authorized)	$20.13

(a)	Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $992,799)	$29,282,924
Interest	10,027

Total Investment Income	29,292,951

Expenses:
Investment advisory fees	13,155,211
Distribution fees - Class AAA	1,482,768
Distribution fees - Class A	257,768
Distribution fees - Class C	2,147,818
Distribution fees - Class T*	3
Shareholder services fees	1,074,983
Shareholder communication expenses	208,111
Interest expense	192,387
Custodian fees	177,775
Registration expenses	102,904
Legal and audit fees	69,968
Directors’ fees	48,988
Accounting fees	45,000
Miscellaneous expenses	98,999

Total Expenses	19,062,683

Less:
Expenses paid indirectly by broker (See Note 6)	(11,218)

Net Expenses	19,051,465

Net Investment Income	10,241,486

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	212,553,683
Net realized loss on foreign currency transactions	(50,690)

Net realized gain on investments and foreign currency transactions	212,502,993

Net change in unrealized appreciation/depreciation:
on investments	(135,338,071)
on foreign currency translations	(11,327)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(135,349,398)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	77,153,595

Net Increase in Net Assets Resulting from Operations	$87,395,081

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$10,241,486	$14,870,100
Net realized gain on investments, securities sold short, and foreign currency transactions	212,502,993	224,392,351
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(135,349,398)	(28,275,715)

Net Increase in Net Assets Resulting from Operations	87,395,081	210,986,736

Distributions to Shareholders:
Class AAA	(98,781,156)	(107,961,944)
Class A	(17,203,694)	(19,839,302)
Class C	(41,334,525)	(44,849,789)
Class I	(65,782,800)	(66,577,533)
Class T*	—	(132)

	(223,102,175)	(239,228,700)**

Return of capital
Class AAA	(25,622,488)	(18,409,905)
Class A	(3,971,454)	(2,789,080)
Class C	(10,578,318)	(10,392,849)
Class I	(16,237,915)	(13,075,661)
Class T*	(50)	(3)

	(56,410,225)	(44,667,498)

Total Distributions to Shareholders(a)	(279,512,400)	(283,896,198)

Capital Share Transactions:
Class AAA	(56,588,389)	(141,336,801)
Class A	(15,035,802)	(40,539,407)
Class C	(31,440,340)	(38,669,080)
Class I	(32,023,271)	(21,947,515)
Class T*	(1,063)	1,134

Net Decrease in Net Assets from Capital Share Transactions	(135,088,865)	(242,491,669)

Redemption Fees	607	1,038

Net Decrease in Net Assets	(327,205,577)	(315,400,093)
Net Assets:
Beginning of year	1,469,001,112	1,784,401,205

End of year	$1,141,795,535	$1,469,001,112

(a)	Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	Class T Shares were liquidated on September 21, 2018.
**

For the year ended September 30, 2017, the distributions to the shareholders from net investment income and net realized gain were $7,628,898 and $100,333,046 (Class AAA), $1,403,125 and $18,436,177 (Class A), $1,318,106 and $43,531,683 (Class C), $5,758,710 and $60,818,823 (Class I), and $1 and $131 (Class T*), respectively.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2018	$22.84	$0.19	$1.34	$1.53	$(0.20)	$(3.68)	$(1.40)	$(5.28)	$0.00	$19.09	6.77%	$521,485	0.82%	1.40%(c)(d)	0%(e)
2017	24.06	0.24	2.97	3.21	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.84	13.91	662,696	0.97	1.39(c)(d)	1
2016	25.08	0.26	2.72	2.98	(0.26)	(2.35)	(1.39)	(4.00)	0.00	24.06	11.31	833,154	0.99	1.39(c)	1
2015	28.55	0.25	(1.71)	(1.46)	(0.18)	(1.83)	—	(2.01)	0.00	25.08	(5.40)	985,647	0.88	1.37(c)	3
2014	26.68	0.30	3.05	3.35	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.55	12.64	1,604,629	1.06	1.37	4
Class A
2018	$22.73	$0.19	$1.33	$1.52	$(0.20)	$(3.68)	$(1.40)	$(5.28)	$0.00	$18.97	6.76%	$86,332	0.82%	1.40%(c)(d)	0%(e)
2017	23.96	0.24	2.96	3.20	(0.25)	(3.33)	(0.85)	(4.43)	0.00	22.73	13.92	115,702	0.96	1.39(c)(d)	1
2016	24.99	0.26	2.71	2.97	(0.26)	(2.35)	(1.39)	(4.00)	0.00	23.96	11.31	160,593	0.99	1.39(c)	1
2015	28.45	0.26	(1.71)	(1.45)	(0.18)	(1.83)	—	(2.01)	0.00	24.99	(5.38)	183,418	0.90	1.37(c)	3
2014	26.59	0.30	3.04	3.34	(0.44)	(0.38)	(0.66)	(1.48)	0.00	28.45	12.64	209,501	1.07	1.37	4
Class C
2018	$19.17	$0.01	$1.13	$1.14	$(0.07)	$(3.68)	$(1.53)	$(5.28)	$0.00	$15.03	6.02%	$176,167	0.07%	2.15%(c)(d)	0%(e)
2017	20.99	0.05	2.56	2.61	(0.10)	(3.33)	(1.00)	(4.43)	0.00	19.17	13.04	246,690	0.22	2.14(c)(d)	1
2016	22.48	0.06	2.45	2.51	(0.09)	(2.35)	(1.56)	(4.00)	0.00	20.99	10.51	306,349	0.24	2.14(c)	1
2015	25.99	0.04	(1.54)	(1.50)	(0.18)	(1.83)	—	(2.01)	0.00	22.48	(6.10)	329,846	0.15	2.12(c)	3
2014	24.59	0.08	2.80	2.88	(0.25)	(0.38)	(0.85)	(1.48)	0.00	25.99	11.78	321,772	0.31	2.12	4
Class I
2018	$23.75	$0.26	$1.40	$1.66	$(0.26)	$(3.68)	$(1.34)	$(5.28)	$0.00	$20.13	7.07%	$357,812	1.08%	1.15%(c)(d)	0%(e)
2017	24.80	0.31	3.07	3.38	(0.31)	(3.33)	(0.79)	(4.43)	0.00	23.75	14.19	443,912	1.21	1.14(c)(d)	1
2016	25.68	0.33	2.79	3.12	(0.32)	(2.35)	(1.33)	(4.00)	0.00	24.80	11.59	484,305	1.24	1.14(c)	1
2015	29.11	0.34	(1.76)	(1.42)	(0.18)	(1.83)	—	(2.01)	0.00	25.68	(5.15)	663,429	1.15	1.12(c)	3
2014	27.11	0.38	3.10	3.48	(0.51)	(0.38)	(0.59)	(1.48)	0.00	29.11	12.92	652,719	1.28	1.12	4

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

The Fund incurred interest expense during the years ended September 30, 2018 and 2017. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.39% and 1.38% (Class AAA and Class A), 2.14% and 2.13% (Class C), and 1.14% and 1.13% (Class I), respectively. For the years ended September 30, 2016, 2015, and 2014, the effect of interest expense was minimal.

(e)	Amount represents less than 0.5%.

See accompanying notes to financial statements.

The Gabelli Equity Income Fund

Notes to Financial Statements

1. Organization. The Gabelli Equity Income Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation). The Corporation was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of four separately managed portfolios of the Corporation. The Fund seeks to provide a high level of total return on its assets with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended September 30, 2018. As a result of adopting these amendments, the distributions to shareholders in the September 30, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Observable Inputs	Total Market Value at 9/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities: Electric	$5,349,510	—	$ 0	$5,349,510
Other Industries (a)	1,180,453,367	—	—	1,180,453,367
Total Common Stocks	1,185,802,877	—	0	1,185,802,877
Closed-End Funds	7,493,200	—	—	7,493,200
Convertible Preferred Stocks (a)	980,200	—	—	980,200
Warrants (a)	2	—	—	2
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,194,276,279	—	$ 0	$1,194,276,279

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of call options, the Fund pays a premium for the right to buy the underlying security at a specified price. The seller of the call has the obligation to sell the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a loss upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a gain upon sale or at expiration date, but only to the extent of the premium paid.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2018, the Fund held no option positions.

The Fund’s volume of activity in put options purchased while outstanding during the fiscal year ended September 30, 2018 had an average monthly market value of approximately $254,375.

For the fiscal year ended September 30, 2018, the effect of options purchased with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency, under Net realized gain on investments and within Net change in unrealized appreciation/depreciation on investments.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At September 30, 2018, there were no short sales.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2018, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. The characterization of distributions to shareholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized

19

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2018, reclassifications were made to decrease paid-in capital of $80,811 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 was as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions paid from:
Ordinary income	$ 11,254,231	$ 16,301,070
Net long term capital gains	211,847,944	222,927,630
Return of capital	56,410,225	44,667,498

Total distributions paid	$279,512,400	$283,896,198

The Fund has a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the calendar year are made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend, and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate its distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$676,514,359

At September 30, 2018, the temporary difference between book basis and tax basis net unrealized appreciation on investments was due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in partnerships.

20

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$517,747,924	$696,458,010	$(19,929,655)	$676,528,355

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2018, other than short term securities and U.S. Government obligations, aggregated to $2,602,249 and $409,395,189, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2018, the Fund paid $172,471 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $55,506 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

21

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

During the fiscal year ended September 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $11,218.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2018, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “interest expense” in the Statement of Operations. At September 30, 2018, there was $59,429,000 outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2018 was $5,688,384 with a weighted average interest rate of 3.08%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2018 was $66,716,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on September 21, 2018.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

22

The Gabelli Equity Income Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount
Class AAA
Shares sold	679,572	$15,716,026	862,523	$21,170,107
Shares issued upon reinvestment of distributions	6,035,921	120,316,691	5,139,637	121,720,640
Shares redeemed	(8,414,843)	(192,621,106)	(11,617,845)	(284,227,548)

Net decrease	(1,699,350)	$(56,588,389)	(5,615,685)	$(141,336,801)

Class A
Shares sold	644,832	$14,727,628	1,006,847	$24,446,134
Shares issued upon reinvestment of distributions	996,100	19,748,656	883,500	20,834,875
Shares redeemed	(2,180,983)	(49,512,086)	(3,502,297)	(85,820,416)

Net decrease	(540,051)	$(15,035,802)	(1,611,950)	$(40,539,407)

Class C
Shares sold	1,174,177	$21,686,613	1,568,812	$32,959,277
Shares issued upon reinvestment of distributions	2,942,702	46,752,707	2,430,036	48,957,746
Shares redeemed	(5,259,907)	(99,879,660)	(5,728,392)	(120,586,103)

Net decrease	(1,143,028)	$(31,440,340)	(1,729,544)	$(38,669,080)

Class I
Shares sold	2,734,591	$65,019,434	4,269,136	$108,875,120
Shares issued upon reinvestment of distributions	3,605,793	75,575,488	2,954,672	72,514,758
Shares redeemed	(7,251,786)	(172,618,193)	(8,063,673)	(203,337,393)

Net decrease	(911,402)	$(32,023,271)	(839,865)	$(21,947,515)

Class T *
Shares sold	—	—	39	$1,000
Shares issued upon reinvestment of distributions	2	$36	6	134
Shares redeemed	(47)	(1,099)	—	—

Net increase/(decrease)	(45)	$(1,063)	45	$1,134

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

The Gabelli Equity Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Equity Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Equity Income Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 27, 2018

24

The Gabelli Equity Income Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Income Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 82	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 74	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 79	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura[6] Director Age: 50	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 93	Since 1991	9	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 84	Since 1991	21	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

25

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 66	Since 1991

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017

Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006

Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013

Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

26

The Gabelli Equity Income Fund

Additional Fund Information (Continued) (Unaudited)

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2018, the Fund paid to shareholders, ordinary income distributions (inclusive of short term capital gains) totaling $0.205, $0.205, $0.003, $0.068, and $0.263 for each of Class AAA, Class A, Class C, Class I, and Class T, respectively, and long term capital gains totaling $211,847,944, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended September 30, 2018, 34.73% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 46.28% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

27

Gabelli Equity Series Funds, Inc.

THE GABELLI EQUITY INCOME FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	Anthonie C. van Ekris
Mario J. Gabelli, CFA	Chairman,
Chairman and	BALMAC International, Inc.
Chief Executive Officer,	Salvatore J. Zizza
GAMCO Investors, Inc.	Chairman,
Executive Chairman,	Zizza & Associates Corp.
Associated Capital Group, Inc.
OFFICERS
Anthony J. Colavita	Bruce N. Alpert
President,	President
Anthony J. Colavita, P.C.	John C. Ball
Treasurer
Vincent D. Enright	Agnes Mullady
Former Senior Vice	Vice President
President and Chief	Andrea R. Mango
Financial Officer,	Secretary
KeySpan Corp.	Richard J. Walz
Chief Compliance Officer
John D. Gabelli
Senior Vice President,	DISTRIBUTOR
G.research, LLC	G.distributors, LLC

Robert J. Morrissey	CUSTODIAN
Partner,	State Street Bank and Trust
Morrissey, Hawkins & Lynch	Company

Kuni Nakamura	TRANSFER AGENT AND
President, Advanced Polymer, Inc.	DIVIDEND DISBURSING AGENT
DST Asset Manager
Anthony R. Pustorino	Solutions, Inc.
Certified Public Accountant,
Professor Emeritus,	LEGAL COUNSEL
Pace University	Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB444Q318AR

The Gabelli Small Cap Growth Fund

Annual Report — September 30, 2018

To Our Shareholders,

For the fiscal year ended September 30, 2018, the net asset value (NAV) per Class AAA Share of The Gabelli Small Cap Growth Fund increased 7.2% compared with an increase of 15.2% for the Russell 2000 Index. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2018.

Performance Discussion

The Fund invests primarily in small cap companies, that through bottom-up fundamental research, the portfolio manager believes are attractively priced relative to their earnings growth potential or Private Market Values. The Fund characterizes small capitalization companies as those companies with a market capitalization of $3 billion or less at the time of the Fund’s initial investment.

Stocks continued their strong performance to begin the Fund’s fiscal year, though volatility finally returned with a sharp market decline in February and continued choppiness in March, leading to major averages posting their first quarterly declines since 2015. Economic fundamentals continued to be largely positive - synchronous global growth, low unemployment, corporate profits boosted by tax reform, and lower personal taxes for many Americans – but a new set of worries came to the forefront for investors already uneasy about stretched valuations: trade wars, regulatory risks in the technology sector, and the U.S. Federal Reserve’s gradual liquidity reduction and rising policy rate.

During the second calendar quarter of 2018, markets recouped first quarter losses to finish the first half of the year modestly higher. Economic indicators, including the unemployment rate, remained favorable, while the Federal Reserve continued its interest rate normalization program, with two interest rate hikes in the first half of 2018.

The last quarter of the Fund’s fiscal year saw financial and economic data continue to support the rally, with U.S. GDP growing by 4.2%, the unemployment rate falling to a 49 year low of 3.7%, and corporate profits growing over 16%. These positives were enough to overlook continued trade tensions, Federal Reserve driven rising interest rates, and uncertainty around the midterm congressional elections; as the S&P 500 set record highs in September, though small cap stocks, as measured by the Russell 2000 Index, underperformed the broader market.

Among the better performing stocks was Kikkoman Corp. (2.0% of net assets as of September 30, 2018), based outside of Tokyo, Japan, which is the world’s largest producer of soy sauce and soy based condiments. Kikkoman has benefited from the growing popularization of Japanese cuisine, especially in the developed markets of North America, Europe, and Asia. O’Reilly Automotive Inc. (1.4%), one of the largest specialty retailers of automotive aftermarket parts, reported comparable store sales growth of 4.6% for the second calendar quarter, showing the company’s continued resilience to e-commerce competition. Another top contributor, Chemed Corp. (0.8%), provides hospice and palliative care services, and residential and commercial plumbing and drain cleaning services. Chemed saw positive effects of a burgeoning home healthcare industry.

Our weaker performing stocks during the fiscal year included Diebold Nixdorf Inc. (0.1%), a global leader in the manufacturing and servicing of ATM machines, which lowered EBITDA guidance and was forced to raise expensive capital to avoid tripping debt covenants amid negative free cash flow generation. RPC Inc. (0.8%) provides a range of oilfield services and equipment for the oil and gas industry and suffered from a decreasing rig count in the U.S. and larger than expected seasonal slowdowns. Dana Inc. (0.6%) is a supplier of axles, drivelines, and thermal products for the automotive and trucking industries which have seen weaker passenger vehicle volumes due to the cyclical nature of heavy duty truck sales.

We appreciate your confidence and trust.

2

Comparative Results

Average Annual Returns through September 30, 2018 (a)(b) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(10/22/91)
Class AAA (GABSX)	7.21%	9.17%	11.08%	10.99%	12.57%
Russell 2000 Index	15.24	11.07	11.11	10.12	10.12
Class A (GCASX)	7.21	9.17	11.09	10.99	12.57
With sales charge (c)	1.05	7.89	10.43	10.55	12.32
Class C (GCCSX)	6.41	8.36	10.26	10.18	12.11
With contingent deferred sales charge (d)	5.41	8.36	10.26	10.18	12.11
Class I (GACIX)	7.49	9.45	11.36	11.19	12.68

In the current prospectuses dated January 26, 2018, the expense ratios for Class AAA, A, C, and I Shares are 1.38%, 1.38%, 2.13%, and 1.13%, respectively. See page 17 for the expense ratios for the year ended September 30, 2018. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C Shares on December 31, 2003, and the Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses associated with this class of shares. Investing in small capitalization securities involves special risks because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. The Russell 2000 Index is an unmanaged indicator which measures the performance of the small cap segment of the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year end is September 30.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI SMALL CAP GROWTH FUND CLASS AAA AND THE RUSSELL 2000 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Small Cap Growth Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from April 1, 2018 through September 30, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2018.

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Small Cap Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,058.00	1.37%	$ 7.07
Class A	$1,000.00	$1,058.10	1.37%	$ 7.07
Class C	$1,000.00	$1,054.20	2.12%	$10.92
Class I	$1,000.00	$1,059.90	1.12%	$ 5.78
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.20	1.37%	$ 6.93
Class A	$1,000.00	$1,018.20	1.37%	$ 6.93
Class C	$1,000.00	$1,014.44	2.12%	$10.71
Class I	$1,000.00	$1,019.45	1.12%	$ 5.67
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2018:

The Gabelli Small Cap Growth Fund

Food and Beverage	10.0%
Equipment and Supplies	9.6%
Diversified Industrial	6.9%
Health Care	6.2%
Energy and Utilities	6.2%
Automotive: Parts and Accessories	5.1%
Retail	5.0%
Business Services	4.6%
Aviation: Parts and Services	4.4%
Financial Services	4.0%
Hotels and Gaming	3.8%
Specialty Chemicals	3.4%
Building and Construction	3.4%
Entertainment	3.0%
Computer Software and Services	2.7%
Consumer Services	2.0%
Electronics	1.8%
Machinery	1.8%
Consumer Products	1.7%
Telecommunications	1.6%
Broadcasting	1.5%
Real Estate	1.4%

Automotive	1.4%
Cable	1.3%
Transportation	1.2%
Aerospace	1.1%
Metals and Mining	1.0%
Environmental Services	0.8%
Manufactured Housing and Recreational Vehicles	0.8%
Publishing	0.8%
U.S. Government Obligations	0.5%
Home Furnishings	0.3%
Wireless Communications	0.2%
Communications Equipment	0.2%
Closed-End Funds	0.1%
Educational Services	0.0%*
Paper and Forest Products	0.0%*
Agriculture	0.0%*
Other Assets and Liabilities (Net)	0.2%

100.0%

* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The Gabelli Small Cap Growth Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	Aerospace — 1.1%
1,250,000	Aerojet Rocketdyne Holdings Inc.†	$8,355,778	$42,487,500
20,000	Embraer SA, ADR	335,120	391,800
40,000	Innovative Solutions & Support Inc.†	130,088	101,600

		8,820,986	42,980,900

	Agriculture — 0.0%
12,000	Cadiz Inc.†	93,950	133,800

	Automotive — 1.4%
1,316,000	Navistar International Corp.†	35,708,651	50,666,000
15,000	PACCAR Inc.	627,598	1,022,850

		36,336,249	51,688,850

	Automotive: Parts and Accessories — 4.9%
5,000	Adient plc	235,000	196,550
236,000	BorgWarner Inc.	1,330,291	10,096,080
1,270,000	Brembo SpA	2,438,328	16,632,725
88,022	China Automotive Systems Inc.†	420,368	309,837
300,000	Cooper Tire & Rubber Co.	7,298,474	8,490,000
1,185,000	Dana Inc.	10,629,525	22,123,950
1,128,307	Federal-Mogul Holdings Corp.†(a)	12,411,080	11,283,070
1,000	Lear Corp.	142,314	145,000
700,000	Modine Manufacturing Co.†	8,442,756	10,430,000
22,000	Monro Muffler Brake Inc.	150,657	1,531,200
150,000	O’Reilly Automotive Inc.†	3,865,108	52,098,000
45,000	Puradyn Filter Technologies Inc.†	11,732	2,700
185,000	SORL Auto Parts Inc.†	1,037,077	771,450
85,375	Spartan Motors Inc.	468,270	1,259,281
200,000	Standard Motor Products Inc.	1,551,316	9,844,000
208,000	Strattec Security Corp.(b)	4,455,293	7,415,200
375,000	Superior Industries International Inc.	6,093,768	6,393,750
455,000	Tenneco Inc., Cl. A	3,570,884	19,173,700
24,000	Thor Industries Inc.	222,371	2,008,800
150,000	Uni-Select Inc.	2,907,326	2,553,710
11,000	Visteon Corp.†	636,656	1,021,900

		68,318,594	183,780,903

	Aviation: Parts and Services — 4.4%
25,000	AAR Corp.	302,990	1,197,250
9,500	Astronics Corp.†	15,743	413,250
18,500	Astronics Corp., Cl. B†	29,784	796,610
9,300,000	BBA Aviation plc	21,187,472	36,437,788
360,000	Curtiss-Wright Corp.	9,390,484	49,471,200
44,000	Ducommun Inc.†	868,225	1,796,960
870,000	Kaman Corp.	16,508,690	58,098,600
61,000	KLX Inc.†	2,313,775	3,829,580

Shares		Cost	Market Value
90,000	Moog Inc., Cl. A	$1,139,951	$7,737,300
16,500	Moog Inc., Cl. B	496,050	1,366,777
68,000	Woodward Inc.	1,052,020	5,498,480

		53,305,184	166,643,795

	Broadcasting — 1.5%
341,500	Beasley Broadcast Group Inc., Cl. A	2,060,380	2,356,350
10,000	Cogeco Communications Inc.	340,851	500,910
23,300	Cogeco Inc.	592,837	1,050,949
196,000	Corus Entertainment Inc., Cl. B	723,798	635,807
25,000	Gray Television Inc.†	73,674	437,500
72,000	Gray Television Inc., Cl. A†	381,307	1,148,400
1,100,000	ITV plc	2,908,980	2,263,171
20,000	Liberty Broadband Corp., Cl. A†	124,003	1,686,600
48,000	Liberty Broadband Corp., Cl. C†	553,963	4,046,400
20,000	Liberty Media Corp.-Liberty Formula One, Cl. A†	66,962	711,600
40,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	139,035	1,487,600
74,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	250,074	3,214,560
79,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	254,428	3,432,550
360,000	MSG Networks Inc., Cl. A†	2,378,357	9,288,000
100,000	Nexstar Media Group Inc., Cl. A	6,135,000	8,140,000
212,000	Pandora Media Inc.†	1,178,414	2,016,120
95,513	RLJ Entertainment Inc.†	384,639	592,181
511,330	Salem Media Group Inc.	895,352	1,738,522
169,000	Sinclair Broadcast Group Inc., Cl. A	1,323,964	4,791,150
450,000	Sirius XM Holdings Inc	219,282	2,844,000
108,000	Tribune Media Co., Cl. A	3,831,921	4,150,440

		24,817,221	56,532,810

	Building and Construction — 3.4%
193,000	Armstrong Flooring Inc.†	3,397,814	3,493,300
55,000	Beazer Homes USA Inc.†	924,311	577,500
287,000	D.R. Horton Inc.	3,371,914	12,105,660
52,000	Gibraltar Industries Inc.†	1,113,797	2,371,200
472,906	Herc Holdings Inc.†	16,120,515	24,212,787
670,000	Hovnanian Enterprises Inc., Cl. A†	1,631,434	1,072,000
2,000	JELD-WEN Holding Inc.†	51,069	49,320
135,000	Johnson Controls International plc	2,609,395	4,725,000
200,000	KB Home	2,123,861	4,782,000
490,800	Lennar Corp., Cl. B	13,230,437	18,895,800
600,000	Louisiana-Pacific Corp.	5,071,723	15,894,000

See accompanying notes to financial statements.

6

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Building and Construction (Continued)
136,080	MDC Holdings Inc.	$2,993,987	$4,025,246
150,000	Meritage Homes Corp.†	3,332,016	5,985,000
2,700	NVR Inc.†	1,908,453	6,671,160
335,000	PulteGroup Inc.	2,364,900	8,297,950
60,000	Titan Machinery Inc.†	1,004,304	929,100
370,000	Toll Brothers Inc.	7,232,546	12,221,100

		68,482,476	126,308,123

	Business Services — 4.6%
36,000	ACCO Brands Corp.	266,315	406,800
652,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,955,741	3,879,400
606,900	Diebold Nixdorf Inc.	7,389,057	2,731,050
559,000	Edgewater Technology Inc.†	2,762,887	2,806,180
95,000	GP Strategies Corp.†	791,180	1,600,750
25,000	GSE Systems Inc.†	87,955	90,000
1,494,237	Internap Corp.†(b)	12,144,225	18,872,213
891,600	Live Nation Entertainment Inc.†	8,804,825	48,565,452
180,000	Loomis AB, Cl. B	1,860,625	5,796,521
208,000	Macquarie Infrastructure Corp.	1,129,353	9,595,040
94,000	McGrath RentCorp.	2,555,092	5,120,180
85,000	Scientific Games Corp.†	781,279	2,159,000
20,000	Sealed Air Corp.	587,044	803,000
16,000	Sequential Brands Group Inc.†	102,076	26,720
115,000	Sohgo Security Services Co. Ltd.	1,389,979	5,055,668
17,000	Stamps.com Inc.†	147,469	3,845,400
345,000	Team Inc.†	5,376,189	7,762,500
33,000	The Brink’s Co.	613,158	2,301,750
1,900,000	The Interpublic Group of Companies Inc.	13,505,056	43,453,000
33,050	TransAct Technologies Inc.	168,459	475,920
113,500	Trans-Lux Corp.†(b)	88,711	41,995
47,000	United Rentals Inc.†	587,456	7,689,200
14,444	Vectrus Inc.†	306,666	450,508

		63,400,797	173,528,247

	Cable — 1.3%
167,000	AMC Networks Inc., Cl. A†	2,124,059	11,078,780
2,000	Cable One Inc.	546,453	1,767,220
50,000	DISH Network Corp., Cl. A†	968,420	1,788,000
36,000	EchoStar Corp., Cl. A†	708,109	1,669,320
297,990	Liberty Global plc, Cl. A†	7,607,076	8,620,851
734,391	Liberty Global plc, Cl. C†	18,704,379	20,680,451
312,100	WideOpenWest Inc.†	4,534,920	3,498,641

		35,193,416	49,103,263

Shares		Cost	Market Value
	Communications Equipment — 0.2%
263,016	Communications Systems Inc.	$1,843,164	$736,445
52,000	Fortinet Inc.†	1,067,508	4,798,040

		2,910,672	5,534,485

	Computer Software and Services — 2.7%
50,000	3D Systems Corp.†	629,043	945,000
146,000	Activision Blizzard Inc.	2,222,250	12,145,740
95,000	Avid Technology Inc.†	692,425	563,350
176,000	comScore Inc.†	4,230,260	3,208,480
40,000	InterXion Holding NV†	630,985	2,692,000
20,000	Mercury Systems Inc.†	303,410	1,106,400
20,000	MKS Instruments Inc.	364,304	1,603,000
235,000	NCR Corp.†	2,166,385	6,676,350
3,996	NetScout Systems Inc.†	14,188	100,899
12,000	Rocket Internet SE†	305,549	375,623
100,000	Rockwell Automation Inc.	2,731,906	18,752,000
10,000	SecureWorks Corp., Cl. A†	127,406	146,500
138,000	Stratasys Ltd.†	3,556,044	3,189,180
208,000	Tyler Technologies Inc.†	681,507	50,972,480
3,000	Zedge Inc., Cl. B†	9,933	5,970

		18,665,595	102,482,972

	Consumer Products — 1.7%
270,000	1-800-FLOWERS.COM Inc., Cl. A†	1,034,248	3,186,000
74,000	Brunswick Corp.	1,881,888	4,959,480
33,500	Chofu Seisakusho Co. Ltd.	484,644	770,718
87,000	Church & Dwight Co. Inc.	201,105	5,165,190
20,000	Energizer Holdings Inc.	857,799	1,173,000
76,000	Ginko International Co. Ltd.	862,018	499,067
2,000	Harley-Davidson Inc.	4,712	90,600
147,300	Hunter Douglas NV	6,420,817	11,082,260
2,800	Kobayashi Pharmaceutical Co. Ltd.	115,862	206,020
13,000	LCI Industries	218,598	1,076,400
270,000	Marine Products Corp.	170,928	6,180,300
10,000	National Presto Industries Inc.	300,897	1,296,500
32,000	Newell Brands Inc.	639,270	649,600
425,000	Sally Beauty Holdings Inc.†	2,879,800	7,815,750
220,000	Samick Musical Instruments Co. Ltd.	299,584	404,598
10,000	Scandinavian Tobacco Group A/S	156,448	153,358
13,000	Shimano Inc.	1,500,919	2,094,966
2,000	Spectrum Brands Holdings Inc.	178,449	149,440
9,500	Steven Madden Ltd.	35,261	502,550
150,000	Swedish Match AB	2,992,162	7,679,411
28,000	The Scotts Miracle-Gro Co.	1,024,590	2,204,440
22,000	WD-40 Co.	606,916	3,786,200

See accompanying notes to financial statements.

7

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
100,000	Wolverine World Wide Inc.	$486,710	$3,905,000

		23,353,625	65,030,848

	Consumer Services — 2.0%
53,000	Bowlin Travel Centers Inc.†	53,947	125,875
2,750	Collectors Universe Inc.	0	40,700
30,000	GCI Liberty Inc., Cl. A†	328,297	1,530,000
18,000	IAC/InterActiveCorp.†	199,991	3,900,960
264,000	KAR Auction Services Inc.	3,557,582	15,758,160
20,000	Liberty Expedia Holdings Inc., Cl. A†	257,948	940,800
25,000	Liberty TripAdvisor Holdings Inc., Cl. A†	258,728	371,250
140,000	Qurate Retail Inc.†	2,130,969	3,109,400
800,000	Rollins Inc.	2,007,877	48,552,000

		8,795,339	74,329,145

	Diversified Industrial — 6.9%
15,700	Acuity Brands Inc.	161,657	2,468,040
30,000	Aegion Corp.†	561,304	761,400
95,000	Albany International Corp., Cl. A	2,064,720	7,552,500
15,000	Altra Industrial Motion Corp.	673,816	619,500
152,400	Ampco-Pittsburgh Corp.†	1,442,695	899,160
6,000	Anixter International Inc.†	57,120	421,800
73,037	Burnham Holdings Inc., Cl. A	1,322,546	1,095,555
400,000	Crane Co.	9,478,082	39,340,000
140,000	EnPro Industries Inc.	8,043,562	10,210,200
115,000	Greif Inc., Cl. A	2,267,516	6,170,900
117,970	Greif Inc., Cl. B	5,709,954	6,800,971
1,589,485	Griffon Corp.	20,127,793	25,670,183
30,000	Haynes International Inc.	1,354,268	1,065,000
190,000	Jardine Strategic Holdings Ltd.	3,487,637	6,897,000
8,000	JSP Corp.	259,990	204,330
840,000	Katy Industries Inc.†(b)	2,604	2,646
180,000	Kimball International Inc., Cl. B	1,811,995	3,015,000
50,000	L.B. Foster Co., Cl. A†	642,804	1,027,500
80,000	Lawson Products Inc.†	1,171,587	2,712,000
94,000	Lincoln Electric Holdings Inc.	2,524,683	8,783,360
59,000	Lindsay Corp.	1,381,410	5,914,160
27,000	Lydall Inc.†	286,221	1,163,700
40,221	Matthews International Corp., Cl. A	1,224,438	2,017,083
1,000,000	Myers Industries Inc.	14,177,334	23,250,000
19,000	nVent Electric plc	231,864	516,040
126,000	Oil-Dri Corp. of America	1,382,128	4,858,560
120,000	Olin Corp.	2,318,113	3,081,600
309,000	Park-Ohio Holdings Corp.	3,012,238	11,850,150
19,000	Pentair plc	495,270	823,650

Shares		Cost	Market Value
98,000	Raven Industries Inc.	$2,426,663	$4,483,500
26,000	Roper Technologies Inc.	491,404	7,701,460
96,000	Sonoco Products Co.	2,940,089	5,328,000
57,000	Standex International Corp.	1,528,709	5,942,250
470,042	Steel Connect Inc.†	1,630,851	1,001,189
285,046	Steel Partners Holdings LP†	4,817,329	4,838,656
17,000	T Hasegawa Co. Ltd.	324,463	351,910
8,000	Terex Corp.	190,480	319,280
390,000	Textron Inc.	2,523,213	27,873,300
537,700	Tredegar Corp.	9,183,922	11,641,205
260,000	Trinity Industries Inc.	4,216,388	9,526,400
40,000	Ultra Electronics Holdings plc	829,125	827,924

		118,777,985	259,027,062

	Educational Services — 0.0%
59,000	Career Education Corp.†	416,169	880,870
85,000	Universal Technical Institute Inc.†	909,679	226,100

		1,325,848	1,106,970

	Electronics — 1.8%
192,000	Badger Meter Inc.	2,720,130	10,166,400
281,652	Bel Fuse Inc., Cl. A(b)	6,359,535	5,951,307
545,000	CTS Corp.	5,245,019	18,693,500
500,000	Cypress Semiconductor Corp.	3,909,294	7,245,000
40,000	Daktronics Inc.	362,126	313,600
50,000	Dolby Laboratories Inc., Cl. A	2,027,621	3,498,500
1,167	Fortive Corp.	4,776	98,261
240,000	Gentex Corp.	2,977,845	5,150,400
40,000	IMAX Corp.†	583,383	1,032,000
70,000	KEMET Corp.†	270,334	1,298,500
350,000	Park Electrochemical Corp.	5,621,932	6,821,500
60,000	Renesas Electronics Corp.†	389,832	374,934
32,000	Sparton Corp.†	515,887	461,760
185,000	Stoneridge Inc.†	1,626,982	5,498,200

		32,614,696	66,603,862

	Energy and Utilities — 6.2%
23,500	Andeavor	230,748	3,607,250
57,000	Avangrid Inc.	2,237,235	2,732,010
120,000	Avista Corp.	3,985,404	6,067,200
252,000	Black Hills Corp.	6,273,099	14,638,680
700,000	Black Ridge Oil and Gas Inc.†	7,560	15,428
278,000	Callon Petroleum Co.†	2,134,907	3,333,220
46,000	Chesapeake Utilities Corp.	838,953	3,859,400
5,000	Clean Energy Fuels Corp.†	39,414	13,000
38,000	CMS Energy Corp.	197,906	1,862,000
21,000	Connecticut Water Service Inc.	421,740	1,456,770
11,000	Consolidated Water Co. Ltd.	141,093	152,350
155,000	Covanta Holding Corp.	287,613	2,518,750
94,000	Diamondback Energy Inc.	4,888,629	12,707,860
25,000	Dril-Quip Inc.†	1,190,022	1,306,250

See accompanying notes to financial statements.

8

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
406,000	El Paso Electric Co.	$5,906,970	$23,223,200
80,000	Energy Recovery Inc.†	352,081	716,000
265,000	Evergy Inc.	5,350,808	14,553,800
110,000	Hawaiian Electric Industries Inc.	2,784,810	3,914,900
41,111	KLX Energy Services Holdings Inc.†	1,203,652	1,315,963
7,000	Landis+Gyr Group AG	480,009	467,546
40,000	Middlesex Water Co.	682,891	1,936,800
95,000	National Fuel Gas Co.	5,556,830	5,325,700
15,000	Northwest Natural Gas Co.†	715,241	1,003,500
76,000	NorthWestern Corp.	2,309,229	4,458,160
80,000	Oceaneering International Inc.†	1,366,984	2,208,000
288,000	Otter Tail Corp.	6,745,157	13,795,200
14,000	Patterson-UTI Energy Inc.	275,531	239,540
1,245,000	PNM Resources Inc.	14,561,503	49,115,250
72,000	Rowan Companies plc, Cl. A†	2,499,120	1,355,760
1,970,000	RPC Inc.	1,179,814	30,495,600
20,000	Siemens Gamesa Renewable Energy SA†	117,491	253,109
98,000	SJW Group	1,838,479	5,992,700
175,000	Southwest Gas Holdings Inc. .	4,276,104	13,830,250
15,000	Spire Inc.	594,172	1,103,250
41,000	The York Water Co.	573,821	1,246,400
14,000	Vestas Wind Systems A/S	132,040	946,862

		82,377,060	231,767,658

	Entertainment — 3.0%
19,000	AMC Entertainment Holdings
	Inc., Cl. A	657,400	389,500
50,000	Discovery Inc., Cl. A†	863,334	1,600,000
100,000	Discovery Inc., Cl. C†	926,160	2,958,000
432,612	Dover Motorsports Inc.	1,597,821	930,116
140,000	Entertainment One Ltd.	655,486	753,995
25,000	Eros International plc†	275,489	301,250
60,000	Inspired Entertainment Inc.†	383,033	366,000
65,000	International Speedway Corp., Cl. A	2,040,899	2,847,000
6,814	International Speedway Corp., Cl. B	167,786	301,519
75,000	Liberty Media Corp.- Liberty Braves, Cl. A†	1,630,815	2,046,000
255,000	Liberty Media Corp.- Liberty Braves, Cl. C†	3,948,720	6,948,750
14,000	Lions Gate Entertainment Corp., Cl. A	286,293	341,460
36,000	Lions Gate Entertainment Corp., Cl. B	849,266	838,800
30,000	Manchester United plc, Cl. A	481,746	675,000
235,000	Pinnacle Entertainment Inc.†	2,627,300	7,917,150

Shares		Cost	Market Value
106,000	Take-Two Interactive Software Inc.†	$897,654	$14,626,940
124,000	The Madison Square Garden Co, Cl. A†	6,688,655	39,099,680
260,000	Twenty-First Century Fox Inc., Cl. A	673,473	12,045,800
154,000	Universal Entertainment Corp.†	2,014,869	4,696,444
150,000	World Wrestling Entertainment Inc., Cl. A	1,647,848	14,509,500

		29,314,047	114,192,904

	Environmental Services — 0.8%
65,000	Evoqua Water Technologies Corp.†	1,256,465	1,155,700
400,000	Republic Services Inc.	5,798,456	29,064,000

		7,054,921	30,219,700

	Equipment and Supplies — 9.6%
85,000	A.O. Smith Corp.	314,204	4,536,450
510,000	AMETEK Inc.	883,047	40,351,200
50,000	AZZ Inc.	1,714,863	2,525,000
10,000	Belden Inc.	119,356	714,100
59,000	Chart Industries Inc.†	1,984,077	4,621,470
540,000	CIRCOR International Inc.	15,724,617	25,650,000
346,437	Core Molding Technologies Inc.	962,615	2,310,735
158,000	Crown Holdings Inc.†	638,464	7,584,000
2,335	Danaher Corp.	15,131	253,721
175,000	Donaldson Co. Inc.	1,507,907	10,195,500
208,000	Entegris Inc.	1,139,019	6,021,600
820,000	Federal Signal Corp.	5,754,972	21,959,600
300,000	Flowserve Corp.	2,954,946	16,407,000
320,000	Franklin Electric Co. Inc.	1,808,799	15,120,000
690,000	Graco Inc.	7,635,882	31,974,600
93,000	IDEX Corp.	705,777	14,011,380
390,000	Interpump Group SpA	2,257,591	12,769,218
65,000	Itron Inc.†	2,636,682	4,173,000
31,000	Littelfuse Inc.	548,770	6,134,590
55,000	Maezawa Kyuso Industries Co. Ltd.	359,609	964,267
80,000	Minerals Technologies Inc.	3,960,234	5,408,000
6,000	MSA Safety Inc.	179,592	638,640
755,054	Mueller Industries Inc.	20,331,848	21,881,465
825,000	Mueller Water Products Inc., Cl. A	7,338,553	9,495,750
10,000	Plantronics Inc.	262,977	603,000
4,000	Teleflex Inc.	60,933	1,064,360
280,000	Tennant Co.	5,791,145	21,266,000
878,000	The Gorman-Rupp Co.	14,917,810	32,047,000
110,000	The Greenbrier Companies Inc.	1,383,138	6,611,000
277,096	The L.S. Starrett Co., Cl. A	3,217,579	1,662,576

See accompanying notes to financial statements.

9

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
35,000	The Manitowoc Co. Inc.†	$419,374	$839,650
74,000	The Middleby Corp.†	1,077,388	9,571,900
40,000	The Timken Co.	1,374,376	1,994,000
48,000	The Toro Co.	845,248	2,878,560
7,500	Valmont Industries Inc.	172,236	1,038,750
33,000	Vicor Corp.†	165,582	1,518,000
7,875	Watsco Inc., Cl. B	23,627	1,393,875
172,000	Watts Water Technologies Inc., Cl. A	4,484,136	14,276,000

		115,672,104	362,465,957

	Financial Services — 3.9%
10,000	Alleghany Corp.	1,595,952	6,525,300
33,674	Argo Group International Holdings Ltd.	724,267	2,123,146
10,370	BKF Capital Group Inc.†	187,002	121,847
10,000	Canadian Imperial Bank of Commerce	318,638	937,700
12,500	Capitol Federal Financial Inc.	125,000	159,250
22,000	Crazy Woman Creek Bancorp. Inc.	343,564	391,600
1,000	Eagle Bancorp. Inc.†	52,720	50,600
636,000	Energy Transfer Equity LP	0	11,085,480
125	Farmers & Merchants Bank of Long Beach	819,428	1,075,000
90,000	FCB Financial Holdings Inc., Cl. A†	2,831,148	4,266,000
35,000	Federated Investors Inc., Cl. B	819,532	844,200
10,300	Fidelity Southern Corp.	71,898	255,234
500,093	Flushing Financial Corp.	8,835,466	12,202,269
64,800	FNB Corp.	648,150	824,256
1,020,000	GAM Holding AG	12,437,402	7,244,141
130,000	Hilltop Holdings Inc.	2,469,855	2,622,100
310,000	Hope Bancorp. Inc.	3,512,655	5,012,700
455,800	Huntington Bancshares Inc.	4,363,341	6,800,536
490,000	Janus Henderson Group plc	9,610,904	13,210,400
90,000	KeyCorp.	1,298,964	1,790,100
750,072	KKR & Co. Inc., Cl. A	3,285,150	20,454,463
150,000	Legg Mason Inc.	3,098,475	4,684,500
15,000	M&T Bank Corp.	1,294,650	2,468,100
15,000	Manning & Napier Inc.	85,071	44,250
100,000	Medallion Financial Corp.†	521,993	665,000
251,000	Och-Ziff Capital Management Group LLC, Cl. A	854,280	371,480
165,000	Oritani Financial Corp.	1,685,540	2,565,750
120,000	PJT Partners Inc., Cl. A	3,728,384	6,282,000
56,000	Pzena Investment Management Inc., Cl. A	507,537	534,240
3,000	Rafael Holdings Inc., Cl. B†	9,542	25,200
13,500	Sandy Spring Bancorp Inc.	528,779	530,685
843	South State Corp.	62,076	69,126

Shares		Cost	Market Value
20,000	State Auto Financial Corp.	$523,760	$610,800
21,056	State Bank Financial Corp.	611,093	635,470
431,887	Sterling Bancorp.	4,773,930	9,501,514
12,500	T. Rowe Price Group Inc.	478,908	1,364,750
24,000	TFS Financial Corp.	353,694	360,240
145,000	The Charles Schwab Corp.	2,314,814	7,126,750
15,000	Thomasville Bancshares Inc.	570,703	615,000
40,782	Value Line Inc.	570,979	1,015,472
418,000	Waddell & Reed Financial Inc., Cl. A	7,101,388	8,853,240
10,000	Waterloo Investment Holdings Ltd.†(a)	1,373	2,500
510,000	Wright Investors’ Service Holdings Inc.†	1,021,719	204,000

		85,049,724	146,526,389

	Food and Beverage — 10.0%
575,000	Arca Continental SAB de CV	1,132,490	3,711,045
112,500	Brown-Forman Corp., Cl. A	867,033	5,715,000
28,125	Brown-Forman Corp., Cl. B	216,758	1,421,719
21,000	Bull-Dog Sauce Co. Ltd.	120,234	404,770
5,000,000	China Tontine Wines Group Ltd.†	960,438	80,477
222,000	Chr. Hansen Holding A/S	9,326,991	22,535,615
620,000	Cott Corp.	4,874,545	10,013,000
350,000	Crimson Wine Group Ltd.†	3,112,381	3,132,500
3,800,000	Davide Campari-Milano SpA	12,727,117	32,361,922
35,000	Dean Foods Co	388,743	248,500
225,000	Denny’s Corp.†	718,072	3,312,000
3,500,000	Dynasty Fine Wines Group Ltd.†(a)	1,246,520	0
110,000	Farmer Brothers Co.†	1,983,969	2,904,000
510,000	Flowers Foods Inc.	1,347,594	9,516,600
120,000	Ingredion Inc.	2,449,457	12,595,200
180,000	ITO EN Ltd.	3,741,497	7,984,510
134,000	Iwatsuka Confectionery Co. Ltd.	6,483,415	5,767,118
23,500	J & J Snack Foods Corp.	531,096	3,545,915
146,000	Kameda Seika Co. Ltd.	5,952,869	6,874,670
300,000	Keurig Dr Pepper Inc.	0	6,951,000
1,245,000	Kikkoman Corp.	12,887,768	74,073,227
92,327	Lifeway Foods Inc.†	783,536	245,590
1,200,000	Maple Leaf Foods Inc.	21,546,913	28,856,114
6,000	MEIJI Holdings Co. Ltd.	117,526	402,922
50,000	MGP Ingredients Inc.	160,964	3,949,000
90,000	Morinaga Milk Industry Co. Ltd.	1,808,850	2,443,672
27,000	National Beverage Corp.†	1,162,091	3,148,740
85,000	Nissin Foods Holdings Co. Ltd.	2,907,986	5,842,721
25,000	Nutrisystem Inc.	305,632	926,250
8,548,096	Parmalat SpA	24,295,306	28,186,317

See accompanying notes to financial statements.

10

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
270,000	Post Holdings Inc.†	$9,491,927	$26,470,800
310,000	Rock Field Co. Ltd.	2,420,094	5,132,107
24,500	The Boston Beer Co. Inc., Cl. A†	521,586	7,043,750
392,000	The Hain Celestial Group Inc.†	3,415,282	10,631,040
78,000	The J.M. Smucker Co.	2,824,921	8,003,580
800,000	Tingyi (Cayman Islands)
	Holding Corp.	1,779,887	1,469,531
351,230	Tootsie Roll Industries Inc.	6,320,480	10,273,478
81,000	United Natural Foods Inc.†	2,249,986	2,425,950
22,000	Vina Concha Y Toro SA, ADR	820,659	874,500
1,400,000	Vitasoy International Holdings Ltd.	1,028,189	4,774,953
20,000	Willamette Valley Vineyards Inc.†	73,225	158,200
150,000	Yakult Honsha Co. Ltd.	3,747,741	12,290,970

		158,851,768	376,698,973

	Health Care — 6.2%
51,900	Achaogen Inc.†	408,916	207,081
5,000	Align Technology Inc.†	34,878	1,956,100
7,000	Allergan plc	1,166,014	1,333,360
56,000	AngioDynamics Inc.†	586,498	1,217,440
6,000	Anika Therapeutics Inc.†	50,333	253,080
11,000	Bio-Rad Laboratories Inc., Cl. A†	719,732	3,442,890
18,000	Bruker Corp.	164,974	602,100
100,000	Cantel Medical Corp.	1,090,357	9,206,000
35,500	Cardiovascular Systems Inc.†	1,053,392	1,389,470
94,500	Chemed Corp.	1,515,971	30,200,310
57,000	CONMED Corp.	1,446,179	4,515,540
452,500	Cutera Inc.†	7,060,440	14,728,875
61,000	DexCom Inc.†	451,528	8,725,440
93,000	Evolent Health Inc., Cl. A†	1,491,751	2,641,200
14,000	Global Blood Therapeutics Inc.†	726,142	532,000
192,000	Globus Medical Inc., Cl. A†	4,431,625	10,897,920
86,000	Henry Schein Inc.†	844,050	7,312,580
4,000	Heska Corp.†	30,737	453,240
41,000	ICU Medical Inc.†	1,781,267	11,592,750
24,000	Integer Holdings Corp.†	516,953	1,990,800
75,000	K2M Group Holdings Inc.†	1,423,352	2,052,750
285,000	Kindred Healthcare Inc.†(a)	2,599,004	2,565,000
20,000	Lexicon Pharmaceuticals Inc.†	255,354	213,400
30,000	LivaNova plc†	1,570,817	3,719,100
107,000	Masimo Corp.†	2,765,020	13,325,780
6,000	Melinta Therapeutics Inc.†	49,586	23,700
188,000	Meridian Bioscience Inc.	3,696,958	2,801,200
25,733	Neogen Corp.†	549,687	1,840,681

Shares		Cost	Market Value
150,000	NuVasive Inc.†	$4,579,482	$10,647,000
25,500	Nuvectra Corp.†	174,575	560,490
20,000	Ophthotech Corp.†	112,542	47,200
176,000	OPKO Health Inc.†	778,178	608,960
163,000	Orthofix Medical Inc.†	4,072,515	9,423,030
48,900	Owens & Minor Inc.	670,419	807,828
5,000	Pain Therapeutics Inc.†	18,174	5,050
48,000	Patterson Cos. Inc.	1,073,640	1,173,600
574,000	Quidel Corp.†	6,188,947	37,407,580
200,000	RTI Surgical Inc.†	965,135	900,000
25,000	Seikagaku Corp.	292,810	380,435
53,500	STERIS plc	3,987,890	6,120,400
2,100	Straumann Holding AG	188,803	1,579,173
3,000	Stryker Corp.	142,188	533,040
43,000	SurModics Inc.†	892,751	3,209,950
32,000	Teladoc Health Inc.†	1,074,935	2,763,200
74,000	Tetraphase Pharmaceuticals Inc.†	323,473	204,240
24,000	The Cooper Companies Inc.	920,532	6,651,600
45,000	United-Guardian Inc.	406,324	726,750
383,000	Wright Medical Group NV†	7,877,913	11,114,660

		73,222,741	234,603,973

	Home Furnishings — 0.3%
276,500	Bassett Furniture Industries Inc.	4,260,221	5,875,625
18,000	Bed Bath & Beyond Inc.	433,891	270,000
20,000	Ethan Allen Interiors Inc.	476,706	415,000
172,000	La-Z-Boy Inc.	3,208,351	5,435,200

		8,379,169	11,995,825

	Hotels and Gaming — 3.8%
156,000	Belmond Ltd., Cl. A†	1,481,032	2,847,000
495,000	Boyd Gaming Corp.	4,085,890	16,755,750
190,000	Canterbury Park Holding Corp.	1,954,656	2,897,500
72,700	Churchill Downs Inc.	2,341,337	20,188,790
125,000	Dover Downs Gaming &
	Entertainment Inc.†	427,247	355,000
168,000	Formosa International Hotels Corp.	1,274,473	745,554
540,000	Full House Resorts Inc.†	1,600,611	1,555,200
110,000	Gaming and Leisure
	Properties Inc., REIT	1,158,505	3,877,500
1,000,000	Genting Singapore Ltd.	969,758	775,392
171,000	Golden Entertainment Inc.†	1,549,180	4,105,710
75,000	International Game Technology plc	1,428,974	1,481,250
168,000	Las Vegas Sands Corp.	843,397	9,967,440
3,000,000	Mandarin Oriental International Ltd.	4,216,476	6,150,000
30,000	Penn National Gaming Inc.†	131,625	987,600

See accompanying notes to financial statements.

11

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
545,000	Ryman Hospitality Properties Inc., REIT	$15,528,142	$46,962,650
2,950,000	The Hongkong & Shanghai Hotels Ltd.	3,184,911	4,130,117
380,000	The Marcus Corp.	4,897,673	15,979,000
22,000	Wynn Resorts Ltd.	153,485	2,795,320

		47,227,372	142,556,773

	Machinery — 1.8%
462,000	Astec Industries Inc.	16,828,992	23,289,420
1,700,000	CNH Industrial NV	5,782,380	20,417,000
2,000	Disco Corp.	156,366	334,800
227,500	Kennametal Inc.	4,323,303	9,909,900
6,000	Nordson Corp.	107,171	833,400
173,000	The Eastern Co.	3,390,979	4,913,200
200,000	Twin Disc Inc.†	3,702,523	4,608,000
100,000	Welbilt Inc.†	513,586	2,088,000

		34,805,300	66,393,720

	Manufactured Housing and Recreational Vehicles — 0.8%
91,000	Cavco Industries Inc.†	2,571,702	23,023,000
87,100	Nobility Homes Inc.	1,121,881	2,057,737
85,000	Skyline Champion Corp.	500,100	2,428,450
59,000	Winnebago Industries Inc.	709,868	1,955,850

		4,903,551	29,465,037

	Metals and Mining — 1.0%
275,000	Allegheny Technologies Inc.†	4,608,991	8,126,250
25,000	Barrick Gold Corp.	732,000	277,000
154,000	Century Aluminum Co.†	1,624,678	1,843,380
25,500	Constellium NV, Cl. A†	165,390	314,925
45,000	Ivanhoe Mines Ltd., Cl. A†	117,783	95,808
135,000	Kinross Gold Corp.†	796,824	364,500
322,000	Materion Corp.	6,961,685	19,481,000
375,000	TimkenSteel Corp.†	5,774,869	5,576,250
211,000	Turquoise Hill Resources Ltd.†	638,370	447,320
15,000	Yamana Gold Inc.	50,671	37,350

		21,471,261	36,563,783

	Paper and Forest Products — 0.0%
16,000	Schweitzer-Mauduit International Inc.	373,701	612,960

	Publishing — 0.8%
80,000	Cambium Learning Group Inc.†	261,134	947,200
3,000	Graham Holdings Co., Cl. B	1,379,851	1,737,900
45,000	Il Sole 24 Ore SpA†	134,827	29,781
12,000	John Wiley & Sons Inc., Cl. B	46,500	736,200
60,000	Meredith Corp.	1,925,902	3,063,000
65,000	News Corp., Cl. A	91,837	857,350

Shares		Cost	Market Value
1,308,200	The E.W. Scripps Co., Cl. A	$11,970,446	$21,585,300

		15,810,497	28,956,731

	Real Estate — 1.4%
79,000	Capital Properties Inc., Cl. A	948,311	1,242,275
184,000	Cohen & Steers Inc.	4,590,353	7,472,240
272,600	Griffin Industrial Realty Inc.(b)	5,244,869	10,631,400
6,967	Gyrodyne LLC†	201,352	142,823
19,500	Lamar Advertising Co., Cl. A, REIT	164,976	1,517,100
100,000	Morguard Corp.	1,271,064	14,004,568
32,000	New Senior Investment Group Inc., REIT	273,187	188,800
98,795	Reading International Inc., Cl. A†	1,569,390	1,560,961
2,537	Reading International Inc., Cl. B†	51,354	76,110
24,000	Seritage Growth Properties, Cl. A, REIT	999,473	1,139,760
190,000	Tejon Ranch Co.†	4,832,152	4,124,900
620,000	The St. Joe Co.†	10,305,110	10,416,000

		30,451,591	52,516,937

	Retail — 5.0%
295,000	Aaron’s Inc.	2,401,652	16,065,700
200,000	AutoNation Inc.†	3,399,442	8,310,000
21,024	Barnes & Noble Education Inc.†	156,313	121,098
34,000	Barnes & Noble Inc.	301,001	197,200
64,000	Big 5 Sporting Goods Corp.	472,470	326,400
2,350	Biglari Holdings Inc., Cl. A†	2,172,759	2,166,700
22,400	Biglari Holdings Inc., Cl. B†	4,210,470	4,062,240
147,000	Casey’s General Stores Inc.	5,845,324	18,979,170
164,000	Copart Inc.†	1,407,742	8,450,920
2,500	Dunkin’ Brands Group Inc.	47,500	184,300
107,000	GNC Holdings Inc., Cl. A†	363,080	442,980
1,004,500	Hertz Global Holdings Inc.†	20,164,201	16,403,485
665,000	Ingles Markets Inc., Cl. A	11,051,587	22,776,250
115,000	J.C. Penney Co. Inc.†	729,257	190,900
79,000	Lands’ End Inc.†	1,395,182	1,386,450
174,000	Macy’s Inc.	2,410,586	6,043,020
85,000	Movado Group Inc.	1,429,062	3,561,500
16,500	Murphy USA Inc.†	630,424	1,410,090
157,000	Nathan’s Famous Inc.	262,984	12,936,800
100,000	Penske Automotive Group Inc.	1,476,842	4,739,000
100,000	Pets at Home Group plc	171,753	155,627
5,000	Pier 1 Imports Inc.	10,950	7,500
1,880,000	Rite Aid Corp.†	3,723,797	2,406,400
290,000	Rush Enterprises Inc., Cl. B	3,282,048	11,568,100
4,000	Salvatore Ferragamo SpA	78,673	95,810
17,000	Sprouts Farmers Market Inc.†	360,028	465,970

See accompanying notes to financial statements.

12

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Retail (Continued)
400,000	The Cheesecake Factory Inc.	$11,497,228	$21,416,000
194,000	Tractor Supply Co.	1,774,881	17,630,720
47,000	Village Super Market Inc., Cl. A	1,218,234	1,278,400
100,000	Vitamin Shoppe, Inc.†	613,619	1,000,000
57,600	Weis Markets Inc.	1,867,321	2,499,840
800	Winmark Corp.	55,193	132,800

		84,981,603	187,411,370

	Specialty Chemicals — 3.4%
90,000	Albemarle Corp.	2,886,363	8,980,200
71,000	Ashland Global Holdings Inc.	1,073,756	5,954,060
2,155,000	Ferro Corp.†	12,282,199	50,039,100
170,012	GCP Applied Technologies Inc.†	5,022,048	4,513,819
91,200	General Chemical Group Inc.† .	1,186	684
305,000	H.B. Fuller Co.	4,074,383	15,759,350
54,000	Hawkins Inc.	1,895,572	2,238,300
138,000	Huntsman Corp.	469,175	3,757,740
15,600	NewMarket Corp.	1,611,889	6,325,956
300,200	OMNOVA Solutions Inc.†	576,530	2,956,970
135,000	Platform Specialty Products Corp.†	1,346,731	1,683,450
12,000	Quaker Chemical Corp.	196,457	2,426,520
220,000	Sensient Technologies Corp.	4,417,306	16,832,200
26,102	SGL Carbon SE†	257,302	285,631
10,000	Takasago International Corp.	271,028	366,133
300,000	Valvoline Inc.	3,472,249	6,453,000

		39,854,174	128,573,113

	Telecommunications — 1.6%
79,000	ATN International Inc.	3,498,453	5,836,520
458,000	Cincinnati Bell Inc.†	6,869,808	7,305,100
61,000	Consolidated Communications Holdings Inc.	471,527	795,440
175,200	Gogo Inc.†	1,302,965	909,288
30,000	Harris Corp.	2,374,997	5,076,300
270,010	HC2 Holdings Inc.†	1,114,589	1,652,461
6,000	IDT Corp., Cl. B	25,437	32,040
120,000	Iridium Communications Inc.†	1,180,541	2,700,000
110,000	Liberty Latin America Ltd., Cl. A†	3,370,830	2,292,400
282,000	Liberty Latin America Ltd., Cl. C†	8,645,116	5,817,660
55,000	Loral Space & Communications Inc.†	2,193,920	2,497,000
130,000	Nuvera Communications Inc.	1,161,754	2,499,250
40,000	Pharol SGPS SA†	16,517	8,220
115,000	Rogers Communications Inc., Cl. B	555,319	5,912,150

Shares		Cost	Market Value
214,000	Shenandoah Telecommunications Co.	$846,928	$8,292,500
850,000	Sprint Corp.†	4,554,369	5,559,000
831,000	VEON Ltd., ADR	2,426,656	2,409,900
22,781	Verizon Communications Inc.	110,978	1,216,278
18,900	Windstream Holdings Inc.†	117,300	92,610

		40,838,004	60,904,117

	Transportation — 1.2%
490,000	GATX Corp.	15,218,669	42,429,100
20,000	Irish Continental Group plc	14,688	125,393
165,000	Navigator Holdings Ltd.†	2,188,120	1,996,500

		17,421,477	44,550,993

	Wireless Communications — 0.2%
105,000	Millicom International Cellular SA, SDR	6,349,640	6,031,291
62,000	United States Cellular Corp.†	2,412,889	2,776,360

		8,762,529	8,807,651

	TOTAL COMMON STOCKS	1,472,035,227	3,720,600,599

	CLOSED-END FUNDS — 0.1%
75,000	MVC Capital Inc.	687,702	723,750
84,960	The Central Europe, Russia, and Turkey Fund Inc.	2,420,869	2,043,713
31,977	The European Equity Fund Inc.	318,173	300,264
119,278	The New Germany Fund Inc.	1,661,850	2,170,860

	TOTAL CLOSED-END FUNDS	5,088,594	5,238,587

See accompanying notes to financial statements.

13

The Gabelli Small Cap Growth Fund

Schedule of Investments (Continued) — September 30, 2018

Shares		Cost	Market Value
	PREFERRED STOCKS — 0.3%
	Automotive: Parts and Accessories — 0.2%
135,000	Jungheinrich AG	$927,856	$5,141,126

	Financial Services — 0.1%
186,000	Steel Partners Holdings LP Ser. A, 6.000%	5,135,137	4,255,680

	TOTAL PREFERRED STOCKS	6,062,993	9,396,806

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	Business Services — 0.0%
14,747	Trans-Lux Pfd., Ser. B, 6.000%(b)	2,949,400	103,671

	RIGHTS — 0.0%
	Entertainment — 0.0%
1,680,000	Media General Inc., CVR†(a)	2	2

	Health Care — 0.0%
290,000	Sanofi, CVR†	256,986	162,371

	Specialty Chemicals — 0.0%
65,000	A. Schulman Inc. CVR†(a)	130,000	130,000

	TOTAL RIGHTS	386,988	292,373

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.5%
$17,089,000	U.S. Treasury Bills, 1.930% to 2.165%††, 10/11/18 to 01/03/19	$17,027,645	$17,025,270

	TOTAL INVESTMENTS — 99.8%	$1,503,550,847	3,752,657,306

	Other Assets and Liabilities (Net) — 0.2%		8,884,976

	NET ASSETS — 100.0%		$3,761,542,282

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

14

The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities

September 30, 2018

Assets:
Investments, at value (cost $1,472,306,210)	$3,709,638,874
Investments in affiliates, at value (cost $31,244,637)	43,018,432
Foreign currency, at value (cost $101,636)	102,659
Receivable for investments sold	9,689,134
Receivable for Fund shares sold	2,546,674
Dividends and interest receivable	3,361,998
Prepaid expenses	66,021

Total Assets	3,768,423,792

Liabilities:
Payable to custodian	2,805
Payable for Fund shares redeemed	2,440,959
Payable for investments purchased	19,249
Payable for investment advisory fees	3,109,438
Payable for distribution fees	582,996
Payable for accounting fees	3,750
Payable for shareholder services fees	378,588
Other accrued expenses	343,725

Total Liabilities	6,881,510

Net Assets (applicable to 62,961,717 shares outstanding)	$3,761,542,282

Net Assets Consist of:
Paid-in capital	$1,411,561,184
Total distributable earnings(a)	2,349,981,098

Net Assets	$3,761,542,282

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($1,711,849,755 ÷ 28,716,962 shares outstanding; 150,000,000 shares authorized)	$59.61
Class A:
Net Asset Value and redemption price per share ($208,947,081 ÷ 3,506,803 shares outstanding; 50,000,000 shares authorized)	$59.58
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$63.21
Class C:
Net Asset Value and offering price per share ($215,939,024 ÷ 4,140,090 shares outstanding; 50,000,000 shares authorized)	$52.16	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($1,624,806,422 ÷ 26,597,862 shares outstanding; 50,000,000 shares authorized)	$61.09

(a)	Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.

(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2018

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $644,019)	$56,863,473
Dividends - affiliated	379,434
Interest	713,207

Total Investment Income	57,956,114

Expenses:
Investment advisory fees	37,828,091
Distribution fees - Class AAA	4,530,544
Distribution fees - Class A	558,863
Distribution fees - Class C	2,288,499
Distribution fees - Class T*	3
Shareholder services fees	3,026,893
Shareholder communication expenses	524,287
Custodian fees	381,379
Registration expenses	143,355
Directors’ fees	138,164
Legal and audit fees	61,304
Accounting fees	45,000
Interest expense	6,676
Miscellaneous expenses	188,023

Total Expenses	49,721,081

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(159,653)
Expenses paid indirectly by broker (See Note 6)	(26,687)

Total Reductions	(186,340)

Net Expenses	49,534,741

Net Investment Income	8,421,373

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	121,817,491
Net realized loss on investments - affiliated	(3,606,054)
Net realized loss on foreign currency transactions	(49,591)

Net realized gain on investments and foreign currency transactions	118,161,846

Net change in unrealized appreciation/depreciation:
on investments	138,531,544
on foreign currency translations	(56,301)

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	138,475,243

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	256,637,089

Net Increase in Net Assets Resulting from Operations	$265,058,462

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

15

The Gabelli Small Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30, 2018	Year Ended September 30, 2017
Operations:
Net investment income	$8,421,373	$2,965,279
Net realized gain on investments, redemption in-kind, and foreign currency transactions	118,161,846	200,865,095
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	138,475,243	494,226,607

Net Increase in Net Assets Resulting from Operations	265,058,462	698,056,981

Distributions to Shareholders:
Net investment income and net realized gain
Class AAA	(97,375,048)	(69,298,120)
Class A	(11,913,171)	(10,531,673)
Class C	(13,818,420)	(9,687,652)
Class I	(75,491,783)	(45,666,891)
Class T*	(57)	—

Distributions to Shareholders(a)	(198,598,479)	(135,184,336)**

Capital Share Transactions:
Class AAA	(201,418,340)	(182,899,403)
Class A	(24,283,403)	(79,068,410)
Class C	(18,302,979)	(26,766,840)
Class I	188,547,456	61,129,871
Class T*	(1,104)	1,000

Net Decrease in Net Assets from Capital Share Transactions	(55,458,370)	(227,603,782)

Redemption Fees	9,649	3,367

Net Increase in Net Assets	11,011,262	335,272,230
Net Assets:
Beginning of year	3,750,531,020	3,415,258,790

End of year	$3,761,542,282	$3,750,531,020

(a)	Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.
*	Class T Shares were liquidated on September 21, 2018.
**

For the year ended September 30, 2017, the distributions to the shareholders from net investment income were $1,482,446 (Class I). The distributions to the shareholders from net realized gain were $69,298,120 (Class AAA), $10,531,673 (Class A), $9,687,652 (Class C), and $44,184,445 (Class I).

See accompanying notes to financial statements.

16

The Gabelli Small Cap Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratio to Average Net Assets/ Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Income (Loss) (a)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2018	$58.63	$0.09	$4.01	$4.10	—	$(3.12)	$(3.12)	$0.00	$59.61	7.21%	$1,711,850	0.16%	1.36	%(d)	3%
2017	50.13	0.02	10.47	10.49	—	(1.99)	(1.99)	0.00	58.63	21.56	1,882,823	0.04	1.38	(d)	4
2016	45.47	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.13	14.26	1,779,333	0.05	1.39	(d)(e)	4
2015	46.91	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.47	(1.25)	1,784,050	(0.10)	1.38	(d)	9
2014	45.82	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.91	5.47	2,103,544	(0.28)	1.38		5
Class A
2018	$58.60	$0.09	$4.01	$4.10	—	$(3.12)	$(3.12)	$0.00	$59.58	7.21%	$208,947	0.16%	1.36	%(d)	3%
2017	50.11	0.01	10.47	10.48	—	(1.99)	(1.99)	0.00	58.60	21.55	229,282	0.02	1.38	(d)	4
2016	45.45	0.02	6.36	6.38	—	(1.72)	(1.72)	0.00	50.11	14.26	270,163	0.05	1.39	(d)(e)	4
2015	46.89	(0.05)	(0.47)	(0.52)	—	(0.92)	(0.92)	0.00	45.45	(1.25)	276,603	(0.10)	1.38	(d)	9
2014	45.80	(0.14)	2.65	2.51	—	(1.42)	(1.42)	0.00	46.89	5.47	292,796	(0.28)	1.38		5
Class C
2018	$52.05	$(0.30)	$3.53	$3.23	—	$(3.12)	$(3.12)	$0.00	$52.16	6.41%	$215,939	(0.59)%	2.11	%(d)	3%
2017	45.04	(0.34)	9.34	9.00	—	(1.99)	(1.99)	0.00	52.05	20.65	233,786	(0.71)	2.13	(d)	4
2016	41.31	(0.30)	5.75	5.45	—	(1.72)	(1.72)	0.00	45.04	13.41	227,464	(0.70)	2.14	(d)(e)	4
2015	43.01	(0.38)	(0.40)	(0.78)	—	(0.92)	(0.92)	0.00	41.31	(1.98)	220,763	(0.85)	2.13	(d)	9
2014	42.43	(0.46)	2.46	2.00	—	(1.42)	(1.42)	0.00	43.01	4.68	222,684	(1.03)	2.13		5
Class I
2018	$59.86	$0.25	$4.10	$4.35	—	$(3.12)	$(3.12)	$0.00	$61.09	7.49%	$1,624,806	0.43%	1.11	%(d)	3%
2017	51.09	0.16	10.67	10.83	$(0.07)	(1.99)	(2.06)	0.00	59.86	21.84	1,404,639	0.30	1.13	(d)	4
2016	46.19	0.13	6.49	6.62	—	(1.72)	(1.72)	0.00	51.09	14.56	1,138,299	0.29	1.14	(d)(e)	4
2015	47.52	0.08	(0.49)	(0.41)	—	(0.92)	(0.92)	0.00	46.19	(1.00)	1,041,910	0.17	1.13	(d)	9
2014	46.29	(0.01)	2.66	2.65	—	(1.42)	(1.42)	0.00	47.52	5.72	899,211	(0.03)	1.13		5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Due to capital share activity throughout the period, net investment income (loss) per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended September 30, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(e)

During the year ended September 30, 2016, the Fund received a reimbursement of custody expenses paid in prior years. Had such reimbursement (allocated by relative net asset values of the Fund’s share classes) been included in that period, the expense ratios would have been 1.38% (Class AAA and Class A), 2.13% (Class C), and 1.13% (Class I).

See accompanying notes to financial statements.

17

The Gabelli Small Cap Growth Fund

Notes to Financial Statements

1. Organization. The Gabelli Small Cap Growth Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. Gabelli Funds, LLC (the Adviser) currently characterizes small capitalization companies for the Fund as those with total common stock market values of $3 billion or less at the time of investment. The Fund commenced investment operations on October 22, 1991.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements.The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended September 30, 2018. As a result of adopting these amendments, the distributions to shareholders in the September 30, 2017 Statement of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

18

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Automotive: Parts and Accessories	$172,497,833	—	$11,283,070	$ 183,780,903
Aviation: Parts and Services	165,277,018	$ 1,366,777	—	166,643,795
Business Services	173,486,252	41,995	—	173,528,247
Consumer Products	53,948,588	11,082,260	—	65,030,848
Consumer Services	74,203,270	125,875	—	74,329,145
Diversified Industrial	254,185,760	4,841,302	—	259,027,062
Entertainment	113,891,385	301,519	—	114,192,904
Equipment and Supplies	361,072,082	1,393,875	—	362,465,957
Financial Services	146,010,442	513,447	2,500	146,526,389
Food and Beverage	376,698,973	—	0	376,698,973
Health Care	232,038,973	—	2,565,000	234,603,973
Manufactured Housing and Recreational Vehicles	27,407,300	2,057,737	—	29,465,037
Real Estate	51,274,662	1,242,275	—	52,516,937
Specialty Chemicals	128,572,429	684	—	128,573,113
Telecommunications	58,404,867	2,499,250	—	60,904,117
Other Industries (a)	1,292,313,199	—	—	1,292,313,199
Total Common Stocks	3,681,283,033	25,466,996	13,850,570	3,720,600,599
Closed-End Funds	5,238,587	—	—	5,238,587
Preferred Stocks (a)	5,141,126	4,255,680	—	9,396,806
Convertible Preferred Stocks (a)	—	103,671	—	103,671
Rights (a)	162,371	—	130,002	292,373
U.S. Government Obligations	—	17,025,270	—	17,025,270
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,691,825,117	$46,851,617	$13,980,572	$3,752,657,306

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The Fund did not have material transfers into or out of Level 3 during the fiscal year ended September 30, 2018.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2018, the Fund held no restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the fiscal year ended September 30, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the redesignation of dividends, tax treatment of currency gains and losses, basis adjustments on investments in partnerships, and reclassification of REIT distributions. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2018, reclassifications were made to increase paid-in capital of $5,242 with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 was as follows:

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$4,525,464	$3,877,187
Net long term capital gains	194,073,015	131,307,149

Total distributions paid	$198,598,479	$135,184,336

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$8,920,220
Undistributed long term capital gains	119,043,125
Net unrealized appreciation on investments	2,222,017,753

Total.	$2,349,981,098

At September 30, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,530,640,754	$2,301,766,437	$(79,749,885)	$2,222,016,552

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the fiscal year ended September 30, 2018, the Fund did not incur any income tax, interest, or penalties. As of September 30, 2018, the Adviser has reviewed all open tax years and concluded that there

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the fiscal year ended September 30, 2018, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $159,653.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2018, other than short term securities and U.S. Government obligations, aggregated to $108,479,356 and $349,039,787, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2018, the Fund paid $263,917 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $68,132 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the fiscal year ended September 30, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $26,687.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2018, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

During the fiscal year ended September 30, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These transactions complied with Rule 17a-7 under the Act and amounted to $2,604 in purchase transactions and $143,190 in sales transactions.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At September 30, 2018, there were no borrowings under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the fiscal year ended September 30, 2018 was $23,507 with a weighted average interest rate of 2.52%. The maximum amount borrowed at any time during the fiscal year ended September 30, 2018 was $3,226,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on September 21, 2018.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the fiscal years ended September 30, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

During the fiscal year ended September 30, 2017, the Fund delivered shares of various portfolio securities as a redemption in-kind in exchange for Class I Shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

April 4, 2017	Value		Realized Gains	Type

Class I	$22,630,343	*	$6,360,725	Redemption in-kind

*	This amount includes cash of approximately $13,762,243 associated with the redemption in-kind.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	1,530,595	$89,175,188	1,959,810	$103,630,122
Shares issued upon reinvestment of distributions	1,662,328	95,267,987	1,339,903	67,691,926
Shares redeemed	(6,589,735)	(385,861,515)	(6,678,889)	(354,221,451)

Net decrease	(3,396,812)	$(201,418,340)	(3,379,176)	$(182,899,403)

Class A
Shares sold	495,292	$28,763,236	647,614	$34,127,575
Shares issued upon reinvestment of distributions	194,678	11,151,169	191,443	9,665,977
Shares redeemed	(1,095,555)	(64,197,808)	(2,317,999)	(122,861,962)

Net decrease	(405,585)	$(24,283,403)	(1,478,942)	$(79,068,410)

Class C
Shares sold	456,064	$23,361,343	546,622	$25,741,713
Shares issued upon reinvestment of distributions	258,736	13,055,827	199,574	9,006,763
Shares redeemed	(1,066,442)	(54,720,149)	(1,304,558)	(61,515,316)

Net decrease	(351,642)	$(18,302,979)	(558,362)	$(26,766,840)

Class I
Shares sold	7,765,503	$465,165,615	7,097,333	$383,415,800
Shares issued upon reinvestment of distributions	1,175,566	68,888,197	798,770	41,112,658
Shares redeemed	(5,806,937)	(345,506,356)	(6,296,713)	(340,768,244)
Shares redeemed in-kind	—	—	(416,842)	(22,630,343)

Net increase	3,134,132	$188,547,456	1,182,548	$61,129,871

Class T *
Shares sold	—	—	18	$1,000
Shares issued upon reinvestment of distributions	1	$57	—	—
Shares redeemed	(19)	(1,161)	—	—

Net increase/(decrease)	(18)	$(1,104)	18	$1,000

*	Class T Shares were liquidated on September 21, 2018.

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the fiscal year ended September 30, 2018 is set forth below:

	Beginning Shares	Shares Purchased	Shares Sold/ Reduced	Ending Shares	Dividends	Realized Gain/ (Loss)	Value at September 30, 2018	Change in Unrealized Appreciation/ (Depreciation)	Percent Owned of Shares Outstanding
Bel Fuse Inc., Cl. A	282,500	152	(1,000)	281,652	$67,608	$(8,845)	$5,951,307	$(1,529,362)	12.95%
Griffin Industrial Realty Inc.	268,000	5,000	(400)	272,600	107,200	1,680	10,631,400	713,912	5.42%
Internap Corp.	6,224,861	3,785	(4,734,409)*	1,494,237	—	158,839	18,872,213	(7,559,743)	7.04%
Katy Industries Inc.**	—	840,000	—	840,000	—	—	2,646	42	10.56%
Strattec Security Corp.	207,000	1,000	—	208,000	116,144	—	7,415,200	(1,085,420)	5.61%
Trans-Lux Corp.	400,000	113,438	(399,938)	113,500	—	(3,757,728)	41,995	3,413,791	5.00%
Trans-Lux Cv. Pfd., Ser. B	14,747	—	—	14,747	88,482	—	103,671	92,236	89.31%

Total					$379,434	$(3,606,054)	$43,018,432	$(5,954,544)

*	4,668,646 shares of the total shares reduced were due to a reverse 4 for 1 stock split.
**	Security was not held as of September 30, 2017.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Small Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Small Cap Growth Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 27, 2018

28

The Gabelli Small Cap Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Small Cap Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John D. Gabelli Director Age: 74	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 82	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 74	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 79	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura[6] Director Age: 50	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 93	Since 1991	9	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 84	Since 1991	21	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals)

29

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

The Gabelli Small Cap Growth Fund

Additional Fund Information (Continued) (Unaudited)

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2018, the Fund paid to shareholders ordinary income distributions (inclusive of short term capital gains) totaling $0.0711, $0.0711, $0.0711, $0.0711, and $0.0711 per share for each of Class AAA, Class A, Class C, Class I, and Class T, respectively, and long term capital gains totaling $194,073,015 or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2018, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.60% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the fiscal year ended September 30, 2018 which was derived from U.S. Treasury securities was 0.27%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli Small Cap Growth Fund did not meet this strict requirement in 2018. The percentage of U.S. Government securities held as of September 30, 2018 was 0.45%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli Equity Series Funds, Inc.

THE GABELLI SMALL CAP GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f   914-921-5118

e info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB443Q318AR

The Gabelli Focus Five Fund

Annual Report — September 30, 2018

To Our Shareholders,

For the fiscal year ended September 30, 2018, the net asset value (NAV) per Class I Share of The Gabelli Focus Five Fund decreased 4.5% compared with the Fund’s benchmark, the Blended Index, which increased 12.9%. The Blended Index consists of 50% of the Russell 2500 Index, 25% of the Russell 1000 Index, and 25% of the MSCI AC World Ex-U.S. Index. Other classes of shares are available. See page 2 for performance information for all classes.

Enclosed are the financial statements, including the schedule of investments, as of September 30, 2018.

Performance Discussion (Unaudited)

The Focus Five Fund seeks to provide a high level of capital appreciation. Under normal circumstances, the Fund will invest in a concentrated portfolio of twenty-five to thirty-five equity securities. The Fund could potentially invest up to 50% of its net assets in five securities that represent the largest, and thus the highest conviction, positions.

As a Fund with a concentrated portfolio of holdings, stock selection is an important element of performance as the Fund is driven more by the results of the companies selected rather than the movement of the overall market.

Some of the better performing investments during the fiscal year were Bioscrip Inc. (10.0% of net assets as of September 30, 2018), Pandora Media Inc. (1.9%) and K2M Group Holdings Inc. (3.4%). These positions contributed approximately 4.3% to the year’s return.

Bioscrip continues to execute on multi-year turnaround. Under new leadership, the company has begun to dramatically improve operating margins, accelerate organic growth, and position itself for industry consolidation. Pandora is gaining a revenue stream by selling its back-end advertising technology to others, making it the largest publisher of digital audio advertising in the United States. K2M, a developer of complex spine and minimally invasive solutions, agreed to be acquired by Stryker on August 30, 2018, for $27.50 per share in cash.

Investments that detracted from performance during the fiscal year included GoGo Inc. (3.4%), Diebold Nixdorf Inc. (0.9%), and Newell Brands Inc. (no longer held).

Gogo, the leader in global in-flight connectivity, was forced to spend a significant amount of money correcting a technical issue on its new antenna system. This system will allow speeds on commercial planes 100x faster than its prior generation of equipment.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through September 30, 2018 (a)(b) (Unaudited)

	1 Year	3 Year	5 Year	Since January 1, 2012(c)		10 Year	Since Inception (12/31/02)
Class I (GWSIX)	(4.50)%	5.74%	2.73%	8.28%		6.69%	7.43%
Class AAA (GWSVX)	(4.78)	5.46	2.47	8.00		6.41	7.24
Russell 2500 Index	16.19	16.13	11.37	14.82	(d)	12.02	11.86
Russell 1000 Index	17.76	17.07	13.67	10.37		12.09	15.65
MSCI AC World Ex-U.S. Index	2.25	10.49	4.60	8.59		5.67	7.45
Blended Index	12.91	14.91	10.19	10.66		10.42	13.12
Class A (GWSAX)	(4.80)	5.46	2.46	8.00		6.42	7.26
With sales charge (e)	(10.27)	3.39	1.25	7.06		5.77	6.85
Class C (GWSCX)	(5.48)	4.67	1.70	7.20		5.63	6.48
With contingent deferred sales charge (f)	(6.43)	4.67	1.70	7.20		5.63	6.48

In the current prospectuses dated January 26, 2018, the expense ratios for Class AAA, A, C, and I Shares are 1.43%, 1.43%, 2.18%, and 1.18%, respectively. See page 9 for the expense ratios for the year ended September 30, 2018. Class AAA and Class I Shares have no sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class I Shares on January 11, 2008. The actual performance of Class I Shares would have been higher due to lower expenses associated with this class of shares. The Russell 2500 Index is a market capitalization weighted index of 2,500 U.S. traded stocks of small and mid capitalization stocks. The Russell 1000 Index is a market capitalization weighted index of 1,000 U.S. traded large capitalization stocks. The Morgan Stanley Capital International All Country World Index excluding the U.S. (MSCI ACWI Ex-U.S.) is a market capitalization weighted index of small, mid, and large capitalization stocks across developed and emerging markets, excluding U.S. stocks. The Blended Index consists of 50% Russell 2500 Index, 25% Russell 1000 Index, and 25% MSCI ACWI Ex-U.S. Index. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  The Fund’s fiscal year ends September 30.

(c)   On January 1, 2012, the Fund began operating under its current name.

(d)  Russell 2500 Index performance is as of December 31, 2011.

(e)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(f) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI FOCUS FIVE FUND CLASS AAA, THE BLENDED INDEX, AND THE RUSSELL 2500 INDEX

(Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Gabelli Focus Five Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2018 through September 30, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended September 30, 2018.

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Focus Five Fund
Actual Fund Return
Class AAA	$1,000.00	$1,017.60	1.58%	$7.99
Class A	$1,000.00	$1,017.50	1.59%	$8.04
Class C	$1,000.00	$1,013.50	2.34%	$11.81
Class I	$1,000.00	$1,019.30	1.36%	$6.88
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.15	1.58%	$7.99
Class A	$1,000.00	$1,017.10	1.59%	$8.04
Class C	$1,000.00	$1,013.34	2.34%	$11.81
Class I	$1,000.00	$1,018.25	1.36%	$6.88

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of September 30, 2018:

The Gabelli Focus Five Fund
Food and Beverage	15.1%
Health Care Equipment and Services	10.0%
Cable and Satellite	9.9%
Building and Construction	7.7%
Automotive: Parts and Accessories	7.3%
Hotels and Gaming	6.9%
Energy and Utilities	6.0%
Telecommunications	5.3%
Computer Software and Services	4.8%
Equipment and Supplies	4.7%
Consumer Services	3.5%
Health Care Equipment and Supplies	3.4%

Pharmaceuticals	3.1%
Diversified Industrial	2.2%
Broadcasting	2.1%
U.S. Government Obligations	2.1%
Entertainment	1.9%
Financial Services	1.7%
Retail	1.4%
Business Services	0.9%
Other Assets and Liabilities (Net)	0.0%*

100.0%

* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Portfolio Manager Biography

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

5

The Gabelli Focus Five Fund

Schedule of Investments — September 30, 2018

Shares		Cost	Market Value
	COMMON STOCKS — 97.9%
	Automotive: Parts and Accessories — 7.3%
42,100	Aptiv plc	$3,118,739	$3,532,190
100,000	Delphi Technologies plc	4,136,300	3,136,000

		7,255,039	6,668,190

	Broadcasting — 2.1%
70,000	Sinclair Broadcast Group Inc., Cl. A	2,021,357	1,984,500

	Building and Construction — 7.7%
47,500	Herc Holdings Inc.†	2,078,888	2,432,000
100,000	Lennar Corp., Cl. A	5,501,318	4,669,000

		7,580,206	7,101,000

	Business Services — 0.9%
180,000	Diebold Nixdorf Inc.	2,008,817	810,000

	Cable and Satellite — 9.9%
27,500	EchoStar Corp., Cl. A†	1,043,947	1,275,175
100,000	Liberty Global plc, Cl. C†	2,687,362	2,816,000
140,000	Liberty Media Corp.-
	Liberty Formula One, Cl. A†	4,334,831	4,981,200

		8,066,140	9,072,375

	Computer Software and Services — 4.8%
2,075	Alphabet Inc., Cl. C†	1,253,598	2,476,450
150,000	Internap Corp.†	1,492,375	1,894,500

		2,745,973	4,370,950

	Consumer Services — 3.5%
40,000	GCI Liberty Inc., Cl. A†	1,754,585	2,040,000
325,000	Groupon Inc.†	1,277,772	1,225,250

		3,032,357	3,265,250

	Diversified Industrial — 2.2%
20,000	Colfax Corp.†	602,696	721,200
17,500	EnPro Industries Inc.	1,236,095	1,276,275

		1,838,791	1,997,475

	Energy and Utilities — 6.0%
200,000	Patterson-UTI Energy Inc.	3,597,308	3,422,000
775,000	Weatherford International plc†	2,004,965	2,100,250

		5,602,273	5,522,250

	Entertainment — 1.9%
180,000	Pandora Media Inc.†	781,508	1,711,800

	Equipment and Supplies — 4.7%
20,000	CIRCOR International Inc.	744,304	950,000
290,000	Mueller Water Products Inc., Cl. A	3,177,859	3,337,900

		3,922,163	4,287,900

Shares		Cost	Market Value

	Financial Services — 1.7%
50,000	Synchrony Financial	$1,377,329	$1,554,000

	Food and Beverage — 15.1%
170,000	Maple Leaf Foods Inc.	2,763,253	4,087,950
85,000	Mondelēz International Inc., Cl. A	3,528,271	3,651,600
27,500	Post Holdings Inc.†	915,571	2,696,100
125,000	The Hain Celestial Group Inc.†	3,412,764	3,390,000

		10,619,859	13,825,650

	Health Care Equipment and Services — 10.0%
2,948,333	BioScrip Inc.†	4,784,758	9,139,832

	Health Care Equipment and Supplies — 3.4%
114,000	K2M Group Holdings Inc.†	2,037,969	3,120,180

	Hotels and Gaming — 6.9%
226,100	MGM Resorts International	5,239,801	6,310,451

	Pharmaceuticals — 3.1%
15,000	Allergan plc	2,367,227	2,857,200

	Retail — 1.4%
34,000	PetIQ Inc.†	890,975	1,336,540

	Telecommunications — 5.3%
85,000	CenturyLink Inc.	1,250,870	1,802,000
595,000	Gogo Inc.†	4,162,606	3,088,050

		5,413,476	4,890,050

	TOTAL COMMON STOCKS	77,586,018	89,825,593

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 2.1%
$ 1,935,000	U.S. Treasury Bills, 2.100% to 2.133%††, 12/06/18 to 12/20/18	1,926,388	1,926,328

	TOTAL INVESTMENTS — 100.0%	$79,512,406	91,751,921

	Other Assets and Liabilities (Net) — 0.0%		(45,698)

	NET ASSETS — 100.0%		$91,706,223

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

See accompanying notes to financial statements.

6

The Gabelli Focus Five Fund

Statement of Assets and Liabilities

September 30, 2018

Assets:
Investments, at value (cost $79,512,406)	$91,751,921
Foreign currency, at value (cost $15,245)	15,399
Deposit at broker	8
Receivable for investments sold	945,234
Receivable for Fund shares sold	13,223
Dividends receivable	21,920
Prepaid expenses	27,393

Total Assets	92,775,098

Liabilities:
Payable to custodian	59,842
Payable for investments purchased	723,165
Payable for Fund shares redeemed	111,199
Payable for investment advisory fees	76,437
Payable for distribution fees	27,630
Payable for accounting fees	3,750
Other accrued expenses	66,852

Total Liabilities	1,068,875

Net Assets (applicable to 6,820,926 shares outstanding)	$91,706,223
Net Assets Consist of:
Paid-in capital	$82,329,629
Total distributable earnings(a)	9,376,594

Net Assets.	$91,706,223
Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($16,630,019 ÷ 1,201,545 shares outstanding; 100,000,000 shares authorized)	$13.84
Class A:
Net Asset Value and redemption price per share ($15,137,306 ÷ 1,082,574 shares outstanding; 50,000,000 shares authorized)	$13.98
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.83
Class C:
Net Asset Value and offering price per share ($24,991,804 ÷ 2,087,307 shares outstanding; 50,000,000 shares authorized)	$11.97	(b)
Class I:
Net Asset Value, offering, and redemption price per share ($34,947,094 ÷ 2,449,500 shares outstanding; 50,000,000 shares authorized)	$14.27

(a)	Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $11,350)	$1,001,038
Interest	122,530

Total Investment Income	1,123,568

Expenses:
Investment advisory fees.	1,267,784
Distribution fees - Class AAA	48,808
Distribution fees - Class A	61,288
Distribution fees - Class C	309,738
Distribution fees - Class T*	2
Shareholder services fees	88,942
Registration expenses	81,530
Legal and audit fees	49,497
Accounting fees	45,000
Shareholder communications expenses	42,275
Custodian fees	16,414
Directors’ fees	4,848
Excise tax expense	1,979
Interest expense	152
Miscellaneous expenses	18,032

Total Expenses	2,036,289

Net Investment Loss	(912,721)

Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, Written Options, and Foreign Currency:
Net realized gain on investments	801,125
Net realized gain on redemption in-kind	6,389,338
Net realized loss on foreign currency transactions	(21)

Net realized gain on investments, redemption in-kind, and foreign currency transactions	7,190,442

Net change in unrealized appreciation/depreciation:
on investments	(13,613,074)
on written options	(19,037)
on foreign currency translations	(26)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(13,632,137)

Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, Written Options, and Foreign Currency	(6,441,695)

Net Decrease in Net Assets Resulting from Operations	$(7,354,416)

*	Class T Shares were liquidated on September 21, 2018.

See accompanying notes to financial statements.

7

The Gabelli Focus Five Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
Operations:
Net investment loss	$(912,721)	$(2,083,448)
Net realized gain on investments, redemption in-kind, written options, and foreign currency transactions	7,190,442	3,561,280
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(13,632,137)	7,405,783

Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,354,416)	8,883,615

Distributions to Shareholders:
Class AAA	(108,381)	(353,970)
Class A	(140,046)	(461,898)
Class C	(202,789)	(646,935)
Class I	(333,454)	(968,550)
Class T*	(5)	—

Total Distributions to Shareholders**	(784,675)	(2,431,353)

Capital Share Transactions:
Class AAA	(4,746,985)	(11,975,448)
Class A	(12,711,472)	(15,635,332)
Class C	(9,997,783)	(21,925,719)
Class I	(32,916,453)	(35,455,294)
Class T*	(1,005)	1,000

Net Decrease in Net Assets from Capital Share Transactions	(60,373,698)	(84,990,793)

Redemption Fees	343	1,604

Net Decrease in Net Assets	(68,512,446)	(78,536,927)
Net Assets:
Beginning of year	160,218,669	238,755,596

End of year	$91,706,223	$160,218,669

*	Class T Shares were liquidated on September 21, 2018.
**

Effective September 30, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details. For the year ended September 30, 2017, the distributions to shareholders from net realized gain were $353,970 (Class AAA), $461,898 (Class A), $646,935 (Class C), and $968,550 (Class I).

See accompanying notes to financial statements.

8

The Gabelli Focus Five Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

			Income (Loss)							Ratios to Average Net Assets/
		from Investment Operations			Distributions					Supplemental Data
Year Ended September 30	Net Asset Value, Beginning of Year	Net Investment Loss (a)(b)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Realized Gain on Investments	Total Distributions	Redemption Fees (b)(c)	Net Asset Value, End of Year	Total Return †	Net Assets End of Year (in 000’s)	Net Investment Loss (a)	Operating Expenses(d)		Portfolio Turnover Rate
Class AAA
2018	$14.61	$(0.09)	$(0.61)	$(0.70)	$(0.07)	$(0.07)	$0.00	$13.84	(4.78)%	$16,630	(0.63)%	1.53%		105%
2017	13.70	(0.15)	1.21	1.06	(0.15)	(0.15)	0.00	14.61	7.88	22,542	(1.08)	1.43	(e)	77
2016	12.00	(0.14)	1.84	1.70	—	—	0.00	13.70	14.17	33,695	(1.11)	1.42	(e)	60
2015	15.22	(0.12)	(1.81)	(1.93)	(1.29)	(1.29)	0.00	12.00	(14.11)	38,960	(0.83)	1.37	(e)	73
2014	13.72	(0.09)	1.75	1.66	(0.16)	(0.16)	0.00	15.22	12.15	57,565	(0.58)	1.38		94
Class A
2018	$14.76	$(0.09)	$(0.62)	$(0.71)	$(0.07)	$(0.07)	$0.00	$13.98	(4.80)%	$15,137	(0.65)%	1.53%		105%
2017	13.84	(0.15)	1.22	1.07	(0.15)	(0.15)	0.00	14.76	7.87	29,391	(1.08)	1.43	(e)	77
2016	12.12	(0.14)	1.86	1.72	—	—	0.00	13.84	14.19	43,775	(1.10)	1.42	(e)	60
2015	15.36	(0.12)	(1.83)	(1.95)	(1.29)	(1.29)	0.00	12.12	(14.11)	57,987	(0.83)	1.37	(e)	73
2014	13.85	(0.09)	1.76	1.67	(0.16)	(0.16)	0.00	15.36	12.11	105,369	(0.59)	1.38		94
Class C
2018	$12.74	$(0.17)	$(0.53)	$(0.70)	$(0.07)	$(0.07)	$0.00	$11.97	(5.48)%	$24,992	(1.38)%	2.28%		105%
2017	12.06	(0.22)	1.05	0.83	(0.15)	(0.15)	0.00	12.74	7.04	37,147	(1.83)	2.18	(e)	77
2016	10.64	(0.21)	1.63	1.42	—	—	0.00	12.06	13.35	57,796	(1.85)	2.17	(e)	60
2015	13.73	(0.20)	(1.60)	(1.80)	(1.29)	(1.29)	0.00	10.64	(14.74)	70,274	(1.58)	2.12	(e)	73
2014	12.49	(0.18)	1.58	1.40	(0.16)	(0.16)	0.00	13.73	11.25	87,443	(1.31)	2.13		94
Class I
2018	$15.02	$(0.06)	$(0.62)	$(0.68)	$(0.07)	$(0.07)	$0.00	$14.27	(4.50)%	$34,947	(0.39)%	1.28%		105%
2017	14.05	(0.11)	1.23	1.12	(0.15)	(0.15)	0.00	15.02	8.11	71,138	(0.83)	1.18	(e)	77
2016	12.27	(0.11)	1.89	1.78	—	—	0.00	14.05	14.51	103,490	(0.85)	1.17	(e)	60
2015	15.50	(0.09)	(1.85)	(1.94)	(1.29)	(1.29)	0.00	12.27	(13.90)	174,754	(0.58)	1.12	(e)	73
2014	13.94	(0.05)	1.77	1.72	(0.16)	(0.16)	0.00	15.50	12.39	318,785	(0.30)	1.13		94

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Due to capital share activity, net investment loss per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Amount represents less than $0.005 per share.
(d)	The Fund incurred interest expense during the fiscal years ended September 30, 2018, 2017, 2016, 2015, and 2014, and the effect of interest expense was minimal.
(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the fiscal years ended September 30, 2017, 2016, and 2015, there was no impact to the expense ratios.

See accompanying notes to financial statements.

9

The Gabelli Focus Five Fund

Notes to Financial Statements

1. Organization. The Gabelli Focus Five Fund is a series of the Gabelli Equity Series Funds, Inc. (the Corporation), which was incorporated on July 25, 1991 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and one of three separately managed portfolios of the Corporation. The Fund seeks to provide a high level of capital appreciation. The Fund commenced investment operations on December 31, 2002.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the year ended September 30, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily

10

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At September 30, 2018, the Fund did not hold any Level 3 securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 9/30/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$89,825,593	—	$89,825,593
U.S. Government Obligations	—	$1,926,328	1,926,328
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$89,825,593	$1,926,328	$91,751,921

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

11

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s derivative contracts held at September 30, 2018, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments.

12

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At September 30, 2018, the Fund held no option positions.

The Fund’s volume of activity in equity options contracts while outstanding during the fiscal year ended September 30, 2018 had an average monthly market value of approximately $40,000.

For the fiscal year ended September 30, 2018, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Redemption In-Kind, Written Options, and Foreign Currency, under Net realized gain on written options and within Net change in unrealized appreciation/depreciation on written options.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference

13

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to current year write-off of net operating loss. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended September 30, 2018, reclassifications were made to increase paid-in capital of $4,765,656 with an offsetting adjustment to total distributable earnings.

14

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2018 and 2017 was as follows:

	Year Ended September 30, 2018	Year Ended September 30, 2017
Distributions paid from:
Net long term capital gains	$784,675	$2,431,353
Total distributions paid	$784,675	$2,431,353

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At September 30, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments	$11,684,184
Qualified late year loss deferral*	(2,307,590)

Total	$9,376,594

*

Under the current law, qualified late year ordinary losses realized after December 31 or post October capital losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended September 30, 2018, the Fund elected to defer $659,375 of late year ordinary losses and $1,648,215 of post October capital losses.

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At September 30, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$80,067,711	$16,633,019	$(4,948,809)	$11,684,210

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the fiscal year ended September 30, 2018, the Fund incurred excise tax of $1,979. As of September 30, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets.

15

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives a $3,000 annual fee, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the fiscal year ended September 30, 2018, other than short term securities and U.S. Government obligations, aggregated to $123,787,326 and $158,314,406, respectively.

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2018, the Distributor retained a total of $17,725 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2018, the Fund accrued $45,000 in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 6, 2019 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or the 30 day LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. For the fiscal year ended September 30, 2018, there were no borrowings outstanding under the line of credit.

8. Capital Stock. The Fund offers four classes of shares–Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Class T Shares were liquidated on September 21, 2018.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital.

16

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

The redemption fees retained by the Fund during the fiscal years ended September 30, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

During the fiscal year ended September 30, 2018, the Fund delivered shares of various portfolio securities as a redemption in-kind in exchange for Class I shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below:

March 20, 2018	Value		Realized Gains	Type
Class I	$16,182,944	*	$6,389,338	Redemption in-kind

*	This amount includes cash of approximately $13,262 associated with the redemption in-kind.

Transactions in shares of capital stock were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	33,479	$471,631	121,107	$1,624,522
Shares issued upon reinvestment of distributions	7,545	104,193	26,864	339,563
Shares redeemed	(382,512)	(5,322,809)	(1,064,012)	(13,939,533)

Net decrease	(341,488)	$(4,746,985)	(916,041)	$(11,975,448)

Class A
Shares sold	177,619	$2,527,290	269,609	$3,696,015
Shares issued upon reinvestment of distributions	9,556	133,310	32,313	412,635
Shares redeemed	(1,096,053)	(15,372,072)	(1,473,249)	(19,743,982)

Net decrease	(908,878)	$(12,711,472)	(1,171,327)	$(15,635,332)

Class C
Shares sold	137,743	$1,693,578	238,378	$2,779,240
Shares issued upon reinvestment of distributions	15,559	187,019	47,717	529,186
Shares redeemed	(980,921)	(11,878,380)	(2,162,814)	(25,234,145)

Net decrease	(827,619)	$(9,997,783)	(1,876,719)	$(21,925,719)

Class I
Shares sold	418,637	$6,054,038	1,370,129	$18,687,678
Shares issued upon reinvestment of distributions	21,972	312,000	70,411	913,230
Shares redeemed	(1,608,707)	(23,099,547)	(4,070,826)	(55,056,202)
Shares redeemed in-kind	(1,118,379)	(16,182,944)	—	—

Net decrease	(2,286,477)	$(32,916,453)	(2,630,286)	$(35,455,294)

Class T *
Shares sold	—	—	71	$1,000
Shares issued upon reinvestment of distributions	—	$5	—	—
Shares redeemed	(71)	(1,010)	—	—

Net increase/(decrease)	(71)	$(1,005)	71	$1,000

*	Class T Shares were liquidated on September 21, 2018.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

17

The Gabelli Focus Five Fund

Notes to Financial Statements (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The Gabelli Focus Five Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Gabelli Focus Five Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Focus Five Fund (the “Fund”) (one of the funds constituting Gabelli Equity Series Funds, Inc. (the “Corporation”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Gabelli Equity Series Funds, Inc.) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

November 27, 2018

19

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Corporation’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Focus Five Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 76	Since 1991	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

John Gabelli Director Age: 74	Since 1991	10	Senior Vice President of G.research, LLC	—

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 82	Since 1991	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 74	Since 1991	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Robert J. Morrissey Director Age: 79	Since 1991	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura[6] Director Age: 50	Since 2009	36	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 93	Since 1991	9	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Anthonie C. van Ekris Director Age: 84	Since 1991	21	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Salvatore J. Zizza Director Age: 72	Since 2001	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The Gabelli Focus Five Fund

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 66	Since 1991	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 60	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 46	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 59	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]

Mr. Nakamura is a director of Gabelli Merger Plus+ Trust Plc, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 2018, the Fund paid to shareholders long term capital gains totaling $784,675, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

21

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•  Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Gabelli Equity Series Funds, Inc.

THE GABELLI FOCUS FIVE FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.,

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice

President and Chief

Financial Officer,

KeySpan Corp.

John D. Gabelli

Senior Vice President,

G.research, LLC

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

State Street Bank and Trust

Company

TRANSFER AGENT AND

DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Focus Five Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB840Q318AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,800 in 2017 and $93,500 in 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2017 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,100 in 2017 and $11,400 in 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,639 in 2017 and $2,859 in 2018. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)   N/A

(c)   0%

(d)   0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,739 in 2017 and $14,259 in 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Gabelli Equity Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 11/27/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 11/27/2018

* Print the name and title of each signing officer under his or her signature.